EXHIBIT 4.21
Agreement on Authorization to Exercise Shareholder’s Voting Power
This agreement is concluded by and between the following parties on 18 (Day) 08 (Month) 2007 (Year) in Haidian District, Beijing:
Party A: YC Yan (hereinafter referred to as “the Authorizer”)
Number of Identification Card:
Party B: SINA.com Technology (China) Co.Limited (hereinafter referred to as “Sina Company”)
Address: Room 1506, Ideal Int’l Mansion, No. 58, West Of North Forth Ring Rd., Haidian District, Beijing, China.
WHEREAS:
1.	The Authorizer holds 20% of stock rights of Beijing Sina Infinity Advertising Co., Ltd. (hereinafter referred to as “IAD Company”) on the date of signing of this Agreement; and to hold above-mentioned stock rights, the Authorizer owns a debt of RMB 200,000 Yuan to Sina Company;

2.	The Authorizer is willing to authorize Sina Company full powers to exercise his entire shareholder’s voting power in his name in shareholders’ meetings of IAD Company; SINA COMPANY is willing to accept the above-mentioned authorization.
NOW, THEREFORE, after friendly consultation, the above parties conclude the following agreement regarding to the matters of authorization of shareholder’s voting power:
1. Authorization of Voting Power
1.1The Authorizer hereby agrees to irrevocably authorize Sina Company, within the term of authorization provided by this Agreement and in the Authorizer’s name, to exercise all shareholder’s voting power enjoyed by the Authorizer according to law and IAD Company’s articles of association in IAD Company’s shareholders’ meetings. Such shareholder’s voting power includes, but not limits to, the following rights:
1)	to decide IAD Company’s management policy and investment plan;

2)	to elect and change IAD Company’s directors, and decide the matters regarding to director’s remuneration;

3)	to elect and change IAD Company’s supervisors, and decide the matters regarding to supervisor’s remuneration;

4)	to review and approve the reports of IAD Company’s board of directors;

5)	to review and approve supervisor’s reports;

6)	to review and approve IAD Company’s annual financial budget bill and the proposal of final accounts;

7)	to review and approve IAD Company’s profit distribution plan and the plan to make good deficits;

8)	to make decision on IAD Company’s increasing or decreasing registered capital;

9)	to make decision on IAD Company’s issue of corporate bonds;

10)	to make decision on IAD Company’s shareholder transferring his subscribed capital to the persons other than IAD Company’s shareholders;

11)	to make decision on IAD Company’s merger, separation, change of company’s form, dissolution and liquidation, etc.;

12)	to make decision on changing IAD Company’s business scope;

13)	to revise IAD Company’s articles of association;

14)	to decide to change the contents or nature of IAD Company’s business;

15)	to decide to make a loan to any third party or incur any debts in IAD Company’s name;

16)	to decide to sell IAD Company’s any assets or rights to any third party, including but not limited to intellectual property;

17)	to decide to set up any security rights against IAD Company’s any assets (including both tangible and intangible

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assets)	whatsoever such security is for;

18)	to decide to assign the contracts signed by IAD Company to any third party; and

19)	to decide any other rights that may materially affect IAD Company’s rights, obligations, assets or management matters.
1.2 Sina Company agrees to accept the authorization contained in previous article made by the Authorizer and shall exercise such shareholder’s voting power in the Authorizer’s name according to the provisions of this Agreement.
2. Exercising of Voting Power
2.1 Within the term of authorization provided by this Agreement, the Authorizer’s entire shareholder’s voting power in IAD Company shall be authorized to Sina Company to exercise. Without Sina Company’s prior written consent, the Authorizer shall not, in the term of authorization, make any decision that may materially affect IAD Company’s rights, obligations, assets or management, shall not approve any plan that may materially affect IAD Company’s rights, obligations, assets or management, shall not conduct any other activities that may materially affect IAD Company’s rights, obligations, assets or management, and shall not exercise any his shareholder’s voting power in IAD Company by any other means.
2.2 If Sina Company requests the Authorizer to provide special written authorization document to Sina Company or any person appointed by Sina Company regarding to each specific matter, whether such request made prior to or after such matter, the Authorizer must provide before the matter occurs or provide in supplement after the matter occurs such written authorization document according to Sina Company’s specific request.
2.3 In relation to any matters agreed upon by Sina Company by exercising shareholder’s voting power, if necessary, Sina Company shall have the right to request the Authorizer to confirm by signing on the relevant decisions of shareholder’s meeting or other similar written documents.
2.4 The Authorizer affirms that Sina Company shall have the right to submandate the other party to exercise Sina Company’s any rights under this Agreement, and such submandate need not be approved by the Authorizer, but shall be notified to the Authorizer in advance.
2.5 Sina Company shall report to the Authorizer the situation of authorized matters at the time he deems proper. When this Agreement is terminated, Sina Company shall report the Authorizer the results of authorized matters.
3. Term of Authorization
3.1 The term of authorization of shareholder’s voting power under this Agreement shall be from the effective date of this Agreement to the date of IAD Company’s dissolution.
3.2 After consultation, the Parties agree that the term of authorization may be adjusted at any time in written form with specific regulations.
4. Remuneration of Authorization
Sina Company agrees that the Authorizer shall be exempt from paying any remuneration to Sina Company for authorized matters according to this Agreement.
5. Declaration and Guarantee
5.1 The Parties of this Agreement hereby represents, undertakes and guarantees to each other as follows:
1)	possess appropriate competence and power to conclude this Agreement;

2)	have capability to fulfill obligations under this Agreement;

3)	No performance of obligations under this Agreement is in breach of any restriction in legal documents that binds.
5.2 This Agreement, once being signed, shall constitute to both parties legal and effective obligations that can be enforced according to the provisions of this Agreement.
6. Liability for Breaching
6.1 Any Party’s direct or indirect violation of any provision of this Agreement, or non-performance or unduly and non-sufficient performance of his obligations under this Agreement shall constitute breach of this Agreement. The party that obeys this Agreement (“the observant party”) shall have the right to, by written notification, require the party in breach to

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rectify his nonperformance and take sufficient, effective and duly measures to eliminate the results of breach, and compensate the observant party’s damage caused by such breach.
6.2 After such breach occurs, if the observant party reasonably and objectively finds that such breach has resulted in impossibility or unfairness for it to perform obligations under this Agreement, the observant party shall be entitled to suspend performing its relevant obligations under this Agreement with notice in writing giving to the party in breach, till the party in breach ceases nonperformance and takes sufficient, effective and duly measures to eliminate the results of breach, and compensates the observant party’s damage caused by such breach.
6.3 The party in breach compensating the observant party’s damage shall include the observant party’s direct economic loss, any anticipatable indirect loss and additional fee caused by breach. Such addition fee shall include, but not limit to, attorney fee, litigation or arbitration fee, finance expenditure and travel expense, and etc.
7. Force Majeure
7.1 “Force Majeure” shall mean any event out of the parties’ reasonable control, non-foreseeable, or unavoidable even has been foreseen and such event hinder, affect or delay any party’s performance of all or part of his obligations according to this Agreement. Such events include, but not limit to, government’s acts, natural disasters, war or any other similar events.
7.2 The party suffers Force Majeure may suspend performing his relevant obligations under this Agreement that are failed to be performed by the reason of Force Majeure till the effect of Force Majeure is eliminated, and shall not bear any liability of breach of this Agreement. But such party shall exert himself as much as possible to overcome such event and reduce its negative effects.
7.3 The suffering party from Force Majeure shall provide the other party with legal certifications of such event issued by the notary office (or other proper agency) of the area where the event occurs, which if fails, the other party may request the suffering party to bear any liability for breach according to the provisions of this Agreement.
8. Effectiveness, Modification and Termination
8.1 This Agreement shall enter into force from the date of signing and sealing by Parties and terminates when the term of authorization provided by this Agreement expires.
8.2 Prior to the expiration of this Agreement, if the Authorizer transfers all its stocks of IAD Company to Sina Company or other party agreed upon by Sina Company in written form in advance, the Authorizer shall not be bound by any provisions of this Agreement from the date of completing stock transfer. But the Authorizer shall notify the transferee in writing the existence of this Agreement during the transfer, and the transferee’s full consent to be bound by this Agreement shall be the precondition of transferring stock rights.
8.3 The Authorizer hereby irrevocably and permanently waives its right to rescind this Agreement at any time.
8.4 The Parties may modify and supplement this Agreement in written form with consents from both. Such modification and supplement signed by and between the Parties shall be part of this Agreement with equal legal effect to this Agreement.
8.5 The Authorizer hereby agrees that Sina Company shall have the right to terminate this Agreement from time to time without any reason by written notification rendered 10 days ahead and shall not bear any liability for breach.
8.6 Earlier termination of this Agreement shall not impose any effect upon the Parties’ rights and obligations occurred already according to this Agreement prior to the date of such termination.
9. Settlement of Dispute & Governing Law
9.1 The Parties shall settle with good faith all disputes regarding to interpretation and enforcement of any provisions of this Agreement by consultation.
9.2 The disputes that are failed to be resolved by consultation shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be in Beijing; and the language used in arbitration shall be Chinese. The decision of arbitration shall be final and binding upon both parties.
9.3 Laws and regulations of PRC shall be applied for conclusion, execution, interpretation and settlement of disputes concerning this agreement.

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10. Miscellaneous
10.1 This agreement is made into one original with two copies, one for each party, both with equally legal effectiveness.
10.2 Titles and headlines contained in this Agreement are set for convenience to its readers only and shall not impose any effect upon interpretation of any provisions of this Agreement.
10.3 If any provision of this Agreement is entirely or partially invalid or unenforceable for the reason of violating laws or government regulations or other reasons, the affected part of such provision shall be deemed as deleted. But deleting the affected part of such provision shall not impose any effect upon the legal effect of other part of such provision and other provisions of this Agreement. The Parties shall negotiate and conclude new provision to replace such invalid or unenforceable provision.
10.4 Unless otherwise stipulated, non-exercise or deferred exercise by either party of any rights, authority or privilege under this Agreement shall not be deemed as waiver of such rights, authority or privilege. And independent or partial exercise of any rights, authority or privilege shall not exclude the exercise of other rights, authority or privilege as well.
10.5 This Agreement constitutes the entire agreement concluded by the Parties regarding to the subject matters of cooperation program, and shall replace any previous or present, verbal or written agreements concluded by the Parties regarding to the subject matters of cooperation program. If the Parties’ previous promises or previous agreements signed by the Parties regarding to any matters under this Agreement do not comply with the provisions of this Agreement, this Agreement shall prevail.
10.6 The Parties shall additionally negotiate and confirm any issues not covered by this agreement.

Employee		SINA.com Technology (China) Co.Limited

Signature:	/s/	Authorized Representative:	/s/

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Agreement on Authorization to Exercise Shareholder’s Voting Power
This agreement is concluded by and between the following parties on 18 (Day) 08 (Month) 2007 (Year) in Haidian District, Beijing:
Party A: H Lin (hereinafter referred to as “the Authorizer”)
Number of Identification Card:
Party B: SINA.com Technology (China) Co.Limited (hereinafter referred to as “Sina Company”)
Address: Room 1506, Ideal Int’l Mansion, No. 58, West Of North Forth Ring Rd., Haidian District, Beijing, China.
WHEREAS:
1.	The Authorizer holds 20% of stock rights of Beijing Sina Infinity Advertising Co., Ltd. (hereinafter referred to as “IAD Company”) on the date of signing of this Agreement; and to hold above-mentioned stock rights, the Authorizer owns a debt of RMB 200,000 Yuan to Sina Company;

2.	The Authorizer is willing to authorize Sina Company full powers to exercise his entire shareholder’s voting power in his name in shareholders’ meetings of IAD Company; SINA COMPANY is willing to accept the above-mentioned authorization.
NOW, THEREFORE, after friendly consultation, the above parties conclude the following agreement regarding to the matters of authorization of shareholder’s voting power:
1. Authorization of Voting Power
1.1The Authorizer hereby agrees to irrevocably authorize Sina Company, within the term of authorization provided by this Agreement and in the Authorizer’s name, to exercise all shareholder’s voting power enjoyed by the Authorizer according to law and IAD Company’s articles of association in IAD Company’s shareholders’ meetings. Such shareholder’s voting power includes, but not limits to, the following rights:
1)	to decide IAD Company’s management policy and investment plan;

2)	to elect and change IAD Company’s directors, and decide the matters regarding to director’s remuneration;

3)	to elect and change IAD Company’s supervisors, and decide the matters regarding to supervisor’s remuneration;

4)	to review and approve the reports of IAD Company’s board of directors;

5)	to review and approve supervisor’s reports;

6)	to review and approve IAD Company’s annual financial budget bill and the proposal of final accounts;

7)	to review and approve IAD Company’s profit distribution plan and the plan to make good deficits;

8)	to make decision on IAD Company’s increasing or decreasing registered capital;

9)	to make decision on IAD Company’s issue of corporate bonds;

10)	to make decision on IAD Company’s shareholder transferring his subscribed capital to the persons other than IAD Company’s shareholders;

11)	to make decision on IAD Company’s merger, separation, change of company’s form, dissolution and liquidation, etc.;

12)	to make decision on changing IAD Company’s business scope;

13)	to revise IAD Company’s articles of association;

14)	to decide to change the contents or nature of IAD Company’s business;

15)	to decide to make a loan to any third party or incur any debts in IAD Company’s name;

16)	to decide to sell IAD Company’s any assets or rights to any third party, including but not limited to intellectual property;

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17)	to decide to set up any security rights against IAD Company’s any assets (including both tangible and intangible assets) whatsoever such security is for;

18)	to decide to assign the contracts signed by IAD Company to any third party; and

19)	to decide any other rights that may materially affect IAD Company’s rights, obligations, assets or management matters.
1.2 Sina Company agrees to accept the authorization contained in previous article made by the Authorizer and shall exercise such shareholder’s voting power in the Authorizer’s name according to the provisions of this Agreement.
2. Exercising of Voting Power
2.1 Within the term of authorization provided by this Agreement, the Authorizer’s entire shareholder’s voting power in IAD Company shall be authorized to Sina Company to exercise. Without Sina Company’s prior written consent, the Authorizer shall not, in the term of authorization, make any decision that may materially affect IAD Company’s rights, obligations, assets or management, shall not approve any plan that may materially affect IAD Company’s rights, obligations, assets or management, shall not conduct any other activities that may materially affect IAD Company’s rights, obligations, assets or management, and shall not exercise any his shareholder’s voting power in IAD Company by any other means.
2.2 If Sina Company requests the Authorizer to provide special written authorization document to Sina Company or any person appointed by Sina Company regarding to each specific matter, whether such request made prior to or after such matter, the Authorizer must provide before the matter occurs or provide in supplement after the matter occurs such written authorization document according to Sina Company’s specific request.
2.3 In relation to any matters agreed upon by Sina Company by exercising shareholder’s voting power, if necessary, Sina Company shall have the right to request the Authorizer to confirm by signing on the relevant decisions of shareholder’s meeting or other similar written documents.
2.4 The Authorizer affirms that Sina Company shall have the right to submandate the other party to exercise Sina Company’s any rights under this Agreement, and such submandate need not be approved by the Authorizer, but shall be notified to the Authorizer in advance.
2.5 Sina Company shall report to the Authorizer the situation of authorized matters at the time he deems proper. When this Agreement is terminated, Sina Company shall report the Authorizer the results of authorized matters.
3. Term of Authorization
3.1 The term of authorization of shareholder’s voting power under this Agreement shall be from the effective date of this Agreement to the date of IAD Company’s dissolution.
3.2 After consultation, the Parties agree that the term of authorization may be adjusted at any time in written form with specific regulations.
4. Remuneration of Authorization
Sina Company agrees that the Authorizer shall be exempt from paying any remuneration to Sina Company for authorized matters according to this Agreement.
5. Declaration and Guarantee
5.1 The Parties of this Agreement hereby represents, undertakes and guarantees to each other as follows:
1)	possess appropriate competence and power to conclude this Agreement;

2)	have capability to fulfill obligations under this Agreement;

3)	No performance of obligations under this Agreement is in breach of any restriction in legal documents that binds.
5.2 This Agreement, once being signed, shall constitute to both parties legal and effective obligations that can be enforced according to the provisions of this Agreement.
6. Liability for Breaching

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6.1 Any Party’s direct or indirect violation of any provision of this Agreement, or non-performance or unduly and non-sufficient performance of his obligations under this Agreement shall constitute breach of this Agreement. The party that obeys this Agreement (“the observant party”) shall have the right to, by written notification, require the party in breach to rectify his nonperformance and take sufficient, effective and duly measures to eliminate the results of breach, and compensate the observant party’s damage caused by such breach.
6.2 After such breach occurs, if the observant party reasonably and objectively finds that such breach has resulted in impossibility or unfairness for it to perform obligations under this Agreement, the observant party shall be entitled to suspend performing its relevant obligations under this Agreement with notice in writing giving to the party in breach, till the party in breach ceases nonperformance and takes sufficient, effective and duly measures to eliminate the results of breach, and compensates the observant party’s damage caused by such breach.
6.3 The party in breach compensating the observant party’s damage shall include the observant party’s direct economic loss, any anticipatable indirect loss and additional fee caused by breach. Such addition fee shall include, but not limit to, attorney fee, litigation or arbitration fee, finance expenditure and travel expense, and etc.
7. Force Majeure
7.1 “Force Majeure” shall mean any event out of the parties’ reasonable control, non-foreseeable, or unavoidable even has been foreseen and such event hinder, affect or delay any party’s performance of all or part of his obligations according to this Agreement. Such events include, but not limit to, government’s acts, natural disasters, war or any other similar events.
7.2 The party suffers Force Majeure may suspend performing his relevant obligations under this Agreement that are failed to be performed by the reason of Force Majeure till the effect of Force Majeure is eliminated, and shall not bear any liability of breach of this Agreement. But such party shall exert himself as much as possible to overcome such event and reduce its negative effects.
7.3 The suffering party from Force Majeure shall provide the other party with legal certifications of such event issued by the notary office (or other proper agency) of the area where the event occurs, which if fails, the other party may request the suffering party to bear any liability for breach according to the provisions of this Agreement.
8. Effectiveness, Modification and Termination
8.1 This Agreement shall enter into force from the date of signing and sealing by Parties and terminates when the term of authorization provided by this Agreement expires.
8.2 Prior to the expiration of this Agreement, if the Authorizer transfers all its stocks of IAD Company to Sina Company or other party agreed upon by Sina Company in written form in advance, the Authorizer shall not be bound by any provisions of this Agreement from the date of completing stock transfer. But the Authorizer shall notify the transferee in writing the existence of this Agreement during the transfer, and the transferee’s full consent to be bound by this Agreement shall be the precondition of transferring stock rights.
8.3 The Authorizer hereby irrevocably and permanently waives its right to rescind this Agreement at any time.
8.4 The Parties may modify and supplement this Agreement in written form with consents from both. Such modification and supplement signed by and between the Parties shall be part of this Agreement with equal legal effect to this Agreement.
8.5 The Authorizer hereby agrees that Sina Company shall have the right to terminate this Agreement from time to time without any reason by written notification rendered 10 days ahead and shall not bear any liability for breach.
8.6 Earlier termination of this Agreement shall not impose any effect upon the Parties’ rights and obligations occurred already according to this Agreement prior to the date of such termination.
9. Settlement of Dispute & Governing Law
9.1 The Parties shall settle with good faith all disputes regarding to interpretation and enforcement of any provisions of this Agreement by consultation.

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9.2 The disputes that are failed to be resolved by consultation shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be in Beijing; and the language used in arbitration shall be Chinese. The decision of arbitration shall be final and binding upon both parties.
9.3 Laws and regulations of PRC shall be applied for conclusion, execution, interpretation and settlement of disputes concerning this agreement.
10. Miscellaneous
10.1 This agreement is made into one original with two copies, one for each party, both with equally legal effectiveness.
10.2 Titles and headlines contained in this Agreement are set for convenience to its readers only and shall not impose any effect upon interpretation of any provisions of this Agreement.
10.3 If any provision of this Agreement is entirely or partially invalid or unenforceable for the reason of violating laws or government regulations or other reasons, the affected part of such provision shall be deemed as deleted. But deleting the affected part of such provision shall not impose any effect upon the legal effect of other part of such provision and other provisions of this Agreement. The Parties shall negotiate and conclude new provision to replace such invalid or unenforceable provision.
10.4 Unless otherwise stipulated, non-exercise or deferred exercise by either party of any rights, authority or privilege under this Agreement shall not be deemed as waiver of such rights, authority or privilege. And independent or partial exercise of any rights, authority or privilege shall not exclude the exercise of other rights, authority or privilege as well.
10.5 This Agreement constitutes the entire agreement concluded by the Parties regarding to the subject matters of cooperation program, and shall replace any previous or present, verbal or written agreements concluded by the Parties regarding to the subject matters of cooperation program. If the Parties’ previous promises or previous agreements signed by the Parties regarding to any matters under this Agreement do not comply with the provisions of this Agreement, this Agreement shall prevail.
10.6 The Parties shall additionally negotiate and confirm any issues not covered by this agreement.

Employee		SINA.com Technology (China) Co. Limited

Signature:	/s/	Authorized Representative:	/s/

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Agreement on Authorization to Exercise Shareholder’s Voting Power
This agreement is concluded by and between the following parties on 18 (Day) 08 (Month) 2007 (Year) in Haidian District, Beijing:
Party A: J Wang (hereinafter referred to as “the Authorizer”)
Number of Identification Card:
Party B: SINA.com Technology (China) Co.Limited (hereinafter referred to as “Sina Company”)
Address: Room 1506, Ideal Int’l Mansion, No. 58, West Of North Forth Ring Rd., Haidian District, Beijing, China.
WHEREAS:
1.	The Authorizer holds 20% of stock rights of Beijing Sina Infinity Advertising Co., Ltd. (hereinafter referred to as “IAD Company”) on the date of signing of this Agreement; and to hold above-mentioned stock rights, the Authorizer owns a debt of RMB 200,000 Yuan to Sina Company;

2.	The Authorizer is willing to authorize Sina Company full powers to exercise his entire shareholder’s voting power in his name in shareholders’ meetings of IAD Company; SINA COMPANY is willing to accept the above-mentioned authorization.
NOW, THEREFORE, after friendly consultation, the above parties conclude the following agreement regarding to the matters of authorization of shareholder’s voting power:
1. Authorization of Voting Power
1.1The Authorizer hereby agrees to irrevocably authorize Sina Company, within the term of authorization provided by this Agreement and in the Authorizer’s name, to exercise all shareholder’s voting power enjoyed by the Authorizer according to law and IAD Company’s articles of association in IAD Company’s shareholders’ meetings. Such shareholder’s voting power includes, but not limits to, the following rights:
1)	to decide IAD Company’s management policy and investment plan;

2)	to elect and change IAD Company’s directors, and decide the matters regarding to director’s remuneration;

3)	to elect and change IAD Company’s supervisors, and decide the matters regarding to supervisor’s remuneration;

4)	to review and approve the reports of IAD Company’s board of directors;

5)	to review and approve supervisor’s reports;

6)	to review and approve IAD Company’s annual financial budget bill and the proposal of final accounts;

7)	to review and approve IAD Company’s profit distribution plan and the plan to make good deficits;

8)	to make decision on IAD Company’s increasing or decreasing registered capital;

9)	to make decision on IAD Company’s issue of corporate bonds;

10)	to make decision on IAD Company’s shareholder transferring his subscribed capital to the persons other than IAD Company’s shareholders;

11)	to make decision on IAD Company’s merger, separation, change of company’s form, dissolution and liquidation, etc.;

12)	to make decision on changing IAD Company’s business scope;

13)	to revise IAD Company’s articles of association;

14)	to decide to change the contents or nature of IAD Company’s business;

15)	to decide to make a loan to any third party or incur any debts in IAD Company’s name;

16)	to decide to sell IAD Company’s any assets or rights to any third party, including but not limited to intellectual property;

17)	to decide to set up any security rights against IAD Company’s any assets (including both tangible and intangible

1

assets) whatsoever such security is for;
18)	to decide to assign the contracts signed by IAD Company to any third party; and

19)	to decide any other rights that may materially affect IAD Company’s rights, obligations, assets or management matters.
1.2 Sina Company agrees to accept the authorization contained in previous article made by the Authorizer and shall exercise such shareholder’s voting power in the Authorizer’s name according to the provisions of this Agreement.
2. Exercising of Voting Power
2.1 Within the term of authorization provided by this Agreement, the Authorizer’s entire shareholder’s voting power in IAD Company shall be authorized to Sina Company to exercise. Without Sina Company’s prior written consent, the Authorizer shall not, in the term of authorization, make any decision that may materially affect IAD Company’s rights, obligations, assets or management, shall not approve any plan that may materially affect IAD Company’s rights, obligations, assets or management, shall not conduct any other activities that may materially affect IAD Company’s rights, obligations, assets or management, and shall not exercise any his shareholder’s voting power in IAD Company by any other means.
2.2 If Sina Company requests the Authorizer to provide special written authorization document to Sina Company or any person appointed by Sina Company regarding to each specific matter, whether such request made prior to or after such matter, the Authorizer must provide before the matter occurs or provide in supplement after the matter occurs such written authorization document according to Sina Company’s specific request.
2.3 In relation to any matters agreed upon by Sina Company by exercising shareholder’s voting power, if necessary, Sina Company shall have the right to request the Authorizer to confirm by signing on the relevant decisions of shareholder’s meeting or other similar written documents.
2.4 The Authorizer affirms that Sina Company shall have the right to submandate the other party to exercise Sina Company’s any rights under this Agreement, and such submandate need not be approved by the Authorizer, but shall be notified to the Authorizer in advance.
2.5 Sina Company shall report to the Authorizer the situation of authorized matters at the time he deems proper. When this Agreement is terminated, Sina Company shall report the Authorizer the results of authorized matters.
3. Term of Authorization
3.1 The term of authorization of shareholder’s voting power under this Agreement shall be from the effective date of this Agreement to the date of IAD Company’s dissolution.
3.2 After consultation, the Parties agree that the term of authorization may be adjusted at any time in written form with specific regulations.
4. Remuneration of Authorization
Sina Company agrees that the Authorizer shall be exempt from paying any remuneration to Sina Company for authorized matters according to this Agreement.
5. Declaration and Guarantee
5.1 The Parties of this Agreement hereby represents, undertakes and guarantees to each other as follows:
1)	possess appropriate competence and power to conclude this Agreement;

2)	have capability to fulfill obligations under this Agreement;

3)	No performance of obligations under this Agreement is in breach of any restriction in legal documents that binds.
5.2 This Agreement, once being signed, shall constitute to both parties legal and effective obligations that can be enforced according to the provisions of this Agreement.
6. Liability for Breaching
6.1 Any Party’s direct or indirect violation of any provision of this Agreement, or non-performance or unduly and non-sufficient performance of his obligations under this Agreement shall constitute breach of this Agreement. The party that obeys this Agreement (“the observant party”) shall have the right to, by written notification, require the party in breach to

2

rectify his nonperformance and take sufficient, effective and duly measures to eliminate the results of breach, and compensate the observant party’s damage caused by such breach.
6.2 After such breach occurs, if the observant party reasonably and objectively finds that such breach has resulted in impossibility or unfairness for it to perform obligations under this Agreement, the observant party shall be entitled to suspend performing its relevant obligations under this Agreement with notice in writing giving to the party in breach, till the party in breach ceases nonperformance and takes sufficient, effective and duly measures to eliminate the results of breach, and compensates the observant party’s damage caused by such breach.
6.3 The party in breach compensating the observant party’s damage shall include the observant party’s direct economic loss, any anticipatable indirect loss and additional fee caused by breach. Such addition fee shall include, but not limit to, attorney fee, litigation or arbitration fee, finance expenditure and travel expense, and etc.
7. Force Majeure
7.1 “Force Majeure” shall mean any event out of the parties’ reasonable control, non-foreseeable, or unavoidable even has been foreseen and such event hinder, affect or delay any party’s performance of all or part of his obligations according to this Agreement. Such events include, but not limit to, government’s acts, natural disasters, war or any other similar events.
7.2 The party suffers Force Majeure may suspend performing his relevant obligations under this Agreement that are failed to be performed by the reason of Force Majeure till the effect of Force Majeure is eliminated, and shall not bear any liability of breach of this Agreement. But such party shall exert himself as much as possible to overcome such event and reduce its negative effects.
7.3 The suffering party from Force Majeure shall provide the other party with legal certifications of such event issued by the notary office (or other proper agency) of the area where the event occurs, which if fails, the other party may request the suffering party to bear any liability for breach according to the provisions of this Agreement.
8. Effectiveness, Modification and Termination
8.1 This Agreement shall enter into force from the date of signing and sealing by Parties and terminates when the term of authorization provided by this Agreement expires.
8.2 Prior to the expiration of this Agreement, if the Authorizer transfers all its stocks of IAD Company to Sina Company or other party agreed upon by Sina Company in written form in advance, the Authorizer shall not be bound by any provisions of this Agreement from the date of completing stock transfer. But the Authorizer shall notify the transferee in writing the existence of this Agreement during the transfer, and the transferee’s full consent to be bound by this Agreement shall be the precondition of transferring stock rights.
8.3 The Authorizer hereby irrevocably and permanently waives its right to rescind this Agreement at any time.
8.4 The Parties may modify and supplement this Agreement in written form with consents from both. Such modification and supplement signed by and between the Parties shall be part of this Agreement with equal legal effect to this Agreement.
8.5 The Authorizer hereby agrees that Sina Company shall have the right to terminate this Agreement from time to time without any reason by written notification rendered 10 days ahead and shall not bear any liability for breach.
8.6 Earlier termination of this Agreement shall not impose any effect upon the Parties’ rights and obligations occurred already according to this Agreement prior to the date of such termination.
9. Settlement of Dispute & Governing Law
9.1 The Parties shall settle with good faith all disputes regarding to interpretation and enforcement of any provisions of this Agreement by consultation.
9.2 The disputes that are failed to be resolved by consultation shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be in Beijing; and the language used in arbitration shall be Chinese. The decision of arbitration shall be final and binding upon both parties.
9.3 Laws and regulations of PRC shall be applied for conclusion, execution, interpretation and settlement of disputes

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concerning this agreement.
10. Miscellaneous
10.1 This agreement is made into one original with two copies, one for each party, both with equally legal effectiveness.
10.2 Titles and headlines contained in this Agreement are set for convenience to its readers only and shall not impose any effect upon interpretation of any provisions of this Agreement.
10.3 If any provision of this Agreement is entirely or partially invalid or unenforceable for the reason of violating laws or government regulations or other reasons, the affected part of such provision shall be deemed as deleted. But deleting the affected part of such provision shall not impose any effect upon the legal effect of other part of such provision and other provisions of this Agreement. The Parties shall negotiate and conclude new provision to replace such invalid or unenforceable provision.
10.4 Unless otherwise stipulated, non-exercise or deferred exercise by either party of any rights, authority or privilege under this Agreement shall not be deemed as waiver of such rights, authority or privilege. And independent or partial exercise of any rights, authority or privilege shall not exclude the exercise of other rights, authority or privilege as well.
10.5 This Agreement constitutes the entire agreement concluded by the Parties regarding to the subject matters of cooperation program, and shall replace any previous or present, verbal or written agreements concluded by the Parties regarding to the subject matters of cooperation program. If the Parties’ previous promises or previous agreements signed by the Parties regarding to any matters under this Agreement do not comply with the provisions of this Agreement, this Agreement shall prevail.
10.6 The Parties shall additionally negotiate and confirm any issues not covered by this agreement.

Employee		SINA.com Technology (China) Co. Limited

Signature:	/s/	Authorized Representative:	/s/

4

Agreement on Authorization to Exercise Shareholder’s Voting Power
This agreement is concluded by and between the following parties on 18 (Day) 08 (Month) 2007 (Year) in Haidian District, Beijing:
Party A: DH Lin (hereinafter referred to as “the Authorizer”)
Number of Identification Card:
Party B: SINA.com Technology (China) Co.Limited (hereinafter referred to as “Sina Company”)
Address: Room 1506, Ideal Int’l Mansion, No. 58, West Of North Forth Ring Rd., Haidian District, Beijing, China.
WHEREAS:
1.	The Authorizer holds 20% of stock rights of Beijing Sina Infinity Advertising Co., Ltd. (hereinafter referred to as “IAD Company”) on the date of signing of this Agreement; and to hold above-mentioned stock rights, the Authorizer owns a debt of RMB 200,000 Yuan to Sina Company;

2.	The Authorizer is willing to authorize Sina Company full powers to exercise his entire shareholder’s voting power in his name in shareholders’ meetings of IAD Company; SINA COMPANY is willing to accept the above-mentioned authorization.
NOW, THEREFORE, after friendly consultation, the above parties conclude the following agreement regarding to the matters of authorization of shareholder’s voting power:
1. Authorization of Voting Power
1.1The Authorizer hereby agrees to irrevocably authorize Sina Company, within the term of authorization provided by this Agreement and in the Authorizer’s name, to exercise all shareholder’s voting power enjoyed by the Authorizer according to law and IAD Company’s articles of association in IAD Company’s shareholders’ meetings. Such shareholder’s voting power includes, but not limits to, the following rights:
1)	to decide IAD Company’s management policy and investment plan;

2)	to elect and change IAD Company’s directors, and decide the matters regarding to director’s remuneration;

3)	to elect and change IAD Company’s supervisors, and decide the matters regarding to supervisor’s remuneration;

4)	to review and approve the reports of IAD Company’s board of directors;

5)	to review and approve supervisor’s reports;

6)	to review and approve IAD Company’s annual financial budget bill and the proposal of final accounts;

7)	to review and approve IAD Company’s profit distribution plan and the plan to make good deficits;

8)	to make decision on IAD Company’s increasing or decreasing registered capital;

9)	to make decision on IAD Company’s issue of corporate bonds;

10)	to make decision on IAD Company’s shareholder transferring his subscribed capital to the persons other than IAD Company’s shareholders;

11)	to make decision on IAD Company’s merger, separation, change of company’s form, dissolution and liquidation, etc.;

12)	to make decision on changing IAD Company’s business scope;

13)	to revise IAD Company’s articles of association;

14)	to decide to change the contents or nature of IAD Company’s business;

15)	to decide to make a loan to any third party or incur any debts in IAD Company’s name;

16)	to decide to sell IAD Company’s any assets or rights to any third party, including but not limited to intellectual property;

1

17)	to decide to set up any security rights against IAD Company’s any assets (including both tangible and intangible assets) whatsoever such security is for;

18)	to decide to assign the contracts signed by IAD Company to any third party; and

19)	to decide any other rights that may materially affect IAD Company’s rights, obligations, assets or management matters.
1.2 Sina Company agrees to accept the authorization contained in previous article made by the Authorizer and shall exercise such shareholder’s voting power in the Authorizer’s name according to the provisions of this Agreement.
2. Exercising of Voting Power
2.1 Within the term of authorization provided by this Agreement, the Authorizer’s entire shareholder’s voting power in IAD Company shall be authorized to Sina Company to exercise. Without Sina Company’s prior written consent, the Authorizer shall not, in the term of authorization, make any decision that may materially affect IAD Company’s rights, obligations, assets or management, shall not approve any plan that may materially affect IAD Company’s rights, obligations, assets or management, shall not conduct any other activities that may materially affect IAD Company’s rights, obligations, assets or management, and shall not exercise any his shareholder’s voting power in IAD Company by any other means.
2.2 If Sina Company requests the Authorizer to provide special written authorization document to Sina Company or any person appointed by Sina Company regarding to each specific matter, whether such request made prior to or after such matter, the Authorizer must provide before the matter occurs or provide in supplement after the matter occurs such written authorization document according to Sina Company’s specific request.
2.3 In relation to any matters agreed upon by Sina Company by exercising shareholder’s voting power, if necessary, Sina Company shall have the right to request the Authorizer to confirm by signing on the relevant decisions of shareholder’s meeting or other similar written documents.
2.4 The Authorizer affirms that Sina Company shall have the right to submandate the other party to exercise Sina Company’s any rights under this Agreement, and such submandate need not be approved by the Authorizer, but shall be notified to the Authorizer in advance.
2.5 Sina Company shall report to the Authorizer the situation of authorized matters at the time he deems proper. When this Agreement is terminated, Sina Company shall report the Authorizer the results of authorized matters.
3. Term of Authorization
3.1 The term of authorization of shareholder’s voting power under this Agreement shall be from the effective date of this Agreement to the date of IAD Company’s dissolution.
3.2 After consultation, the Parties agree that the term of authorization may be adjusted at any time in written form with specific regulations.
4. Remuneration of Authorization
Sina Company agrees that the Authorizer shall be exempt from paying any remuneration to Sina Company for authorized matters according to this Agreement.
5. Declaration and Guarantee
5.1 The Parties of this Agreement hereby represents, undertakes and guarantees to each other as follows:
1)	possess appropriate competence and power to conclude this Agreement;

2)	have capability to fulfill obligations under this Agreement;

3)	No performance of obligations under this Agreement is in breach of any restriction in legal documents that binds.
5.2 This Agreement, once being signed, shall constitute to both parties legal and effective obligations that can be enforced according to the provisions of this Agreement.
6. Liability for Breaching

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6.1 Any Party’s direct or indirect violation of any provision of this Agreement, or non-performance or unduly and non-sufficient performance of his obligations under this Agreement shall constitute breach of this Agreement. The party that obeys this Agreement (“the observant party”) shall have the right to, by written notification, require the party in breach to rectify his nonperformance and take sufficient, effective and duly measures to eliminate the results of breach, and compensate the observant party’s damage caused by such breach.
6.2 After such breach occurs, if the observant party reasonably and objectively finds that such breach has resulted in impossibility or unfairness for it to perform obligations under this Agreement, the observant party shall be entitled to suspend performing its relevant obligations under this Agreement with notice in writing giving to the party in breach, till the party in breach ceases nonperformance and takes sufficient, effective and duly measures to eliminate the results of breach, and compensates the observant party’s damage caused by such breach.
6.3 The party in breach compensating the observant party’s damage shall include the observant party’s direct economic loss, any anticipatable indirect loss and additional fee caused by breach. Such addition fee shall include, but not limit to, attorney fee, litigation or arbitration fee, finance expenditure and travel expense, and etc.
7. Force Majeure
7.1 “Force Majeure” shall mean any event out of the parties’ reasonable control, non-foreseeable, or unavoidable even has been foreseen and such event hinder, affect or delay any party’s performance of all or part of his obligations according to this Agreement. Such events include, but not limit to, government’s acts, natural disasters, war or any other similar events.
7.2 The party suffers Force Majeure may suspend performing his relevant obligations under this Agreement that are failed to be performed by the reason of Force Majeure till the effect of Force Majeure is eliminated, and shall not bear any liability of breach of this Agreement. But such party shall exert himself as much as possible to overcome such event and reduce its negative effects.
7.3 The suffering party from Force Majeure shall provide the other party with legal certifications of such event issued by the notary office (or other proper agency) of the area where the event occurs, which if fails, the other party may request the suffering party to bear any liability for breach according to the provisions of this Agreement.
8. Effectiveness, Modification and Termination
8.1 This Agreement shall enter into force from the date of signing and sealing by Parties and terminates when the term of authorization provided by this Agreement expires.
8.2 Prior to the expiration of this Agreement, if the Authorizer transfers all its stocks of IAD Company to Sina Company or other party agreed upon by Sina Company in written form in advance, the Authorizer shall not be bound by any provisions of this Agreement from the date of completing stock transfer. But the Authorizer shall notify the transferee in writing the existence of this Agreement during the transfer, and the transferee’s full consent to be bound by this Agreement shall be the precondition of transferring stock rights.
8.3 The Authorizer hereby irrevocably and permanently waives its right to rescind this Agreement at any time.
8.4 The Parties may modify and supplement this Agreement in written form with consents from both. Such modification and supplement signed by and between the Parties shall be part of this Agreement with equal legal effect to this Agreement.
8.5 The Authorizer hereby agrees that Sina Company shall have the right to terminate this Agreement from time to time without any reason by written notification rendered 10 days ahead and shall not bear any liability for breach.
8.6 Earlier termination of this Agreement shall not impose any effect upon the Parties’ rights and obligations occurred already according to this Agreement prior to the date of such termination.
9. Settlement of Dispute & Governing Law
9.1 The Parties shall settle with good faith all disputes regarding to interpretation and enforcement of any provisions of this Agreement by consultation.

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9.2 The disputes that are failed to be resolved by consultation shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be in Beijing; and the language used in arbitration shall be Chinese. The decision of arbitration shall be final and binding upon both parties.
9.3 Laws and regulations of PRC shall be applied for conclusion, execution, interpretation and settlement of disputes concerning this agreement.
10. Miscellaneous
10.1 This agreement is made into one original with two copies, one for each party, both with equally legal effectiveness.
10.2 Titles and headlines contained in this Agreement are set for convenience to its readers only and shall not impose any effect upon interpretation of any provisions of this Agreement.
10.3 If any provision of this Agreement is entirely or partially invalid or unenforceable for the reason of violating laws or government regulations or other reasons, the affected part of such provision shall be deemed as deleted. But deleting the affected part of such provision shall not impose any effect upon the legal effect of other part of such provision and other provisions of this Agreement. The Parties shall negotiate and conclude new provision to replace such invalid or unenforceable provision.
10.4 Unless otherwise stipulated, non-exercise or deferred exercise by either party of any rights, authority or privilege under this Agreement shall not be deemed as waiver of such rights, authority or privilege. And independent or partial exercise of any rights, authority or privilege shall not exclude the exercise of other rights, authority or privilege as well.
10.5 This Agreement constitutes the entire agreement concluded by the Parties regarding to the subject matters of cooperation program, and shall replace any previous or present, verbal or written agreements concluded by the Parties regarding to the subject matters of cooperation program. If the Parties’ previous promises or previous agreements signed by the Parties regarding to any matters under this Agreement do not comply with the provisions of this Agreement, this Agreement shall prevail.
10.6 The Parties shall additionally negotiate and confirm any issues not covered by this agreement.

Employee		SINA.com Technology (China) Co. Limited

Signature:	/s/	Authorized Representative:	/s/

4

Agreement on Authorization to Exercise Shareholder’s Voting Power
This agreement is concluded by and between the following parties on 18 (Day) 08 (Month) 2007 (Year) in Haidian District, Beijing:
Party A: T Chen (hereinafter referred to as “the Authorizer”)
Number of Identification Card:
Party B: SINA.com Technology (China) Co.Limited (hereinafter referred to as “Sina Company”)
Address: Room 1506, Ideal Int’l Mansion, No. 58, West Of North Forth Ring Rd., Haidian District, Beijing, China.
WHEREAS:
1.	The Authorizer holds 20% of stock rights of Beijing Sina Infinity Advertising Co., Ltd. (hereinafter referred to as “IAD Company”) on the date of signing of this Agreement; and to hold above-mentioned stock rights, the Authorizer owns a debt of RMB 200,000 Yuan to Sina Company;

2.	The Authorizer is willing to authorize Sina Company full powers to exercise his entire shareholder’s voting power in his name in shareholders’ meetings of IAD Company; SINA COMPANY is willing to accept the above-mentioned authorization.
NOW, THEREFORE, after friendly consultation, the above parties conclude the following agreement regarding to the matters of authorization of shareholder’s voting power:
1. Authorization of Voting Power
1.1The Authorizer hereby agrees to irrevocably authorize Sina Company, within the term of authorization provided by this Agreement and in the Authorizer’s name, to exercise all shareholder’s voting power enjoyed by the Authorizer according to law and IAD Company’s articles of association in IAD Company’s shareholders’ meetings. Such shareholder’s voting power includes, but not limits to, the following rights:
1)	to decide IAD Company’s management policy and investment plan;

2)	to elect and change IAD Company’s directors, and decide the matters regarding to director’s remuneration;

3)	to elect and change IAD Company’s supervisors, and decide the matters regarding to supervisor’s remuneration;

4)	to review and approve the reports of IAD Company’s board of directors;

5)	to review and approve supervisor’s reports;

6)	to review and approve IAD Company’s annual financial budget bill and the proposal of final accounts;

7)	to review and approve IAD Company’s profit distribution plan and the plan to make good deficits;

8)	to make decision on IAD Company’s increasing or decreasing registered capital;

9)	to make decision on IAD Company’s issue of corporate bonds;

10)	to make decision on IAD Company’s shareholder transferring his subscribed capital to the persons other than IAD Company’s shareholders;

11)	to make decision on IAD Company’s merger, separation, change of company’s form, dissolution and liquidation, etc.;

12)	to make decision on changing IAD Company’s business scope;

13)	to revise IAD Company’s articles of association;

14)	to decide to change the contents or nature of IAD Company’s business;

15)	to decide to make a loan to any third party or incur any debts in IAD Company’s name;

16)	to decide to sell IAD Company’s any assets or rights to any third party, including but not limited to intellectual property;

1

17)	to decide to set up any security rights against IAD Company’s any assets (including both tangible and intangible assets) whatsoever such security is for;

18)	to decide to assign the contracts signed by IAD Company to any third party; and

19)	to decide any other rights that may materially affect IAD Company’s rights, obligations, assets or management matters.
1.2 Sina Company agrees to accept the authorization contained in previous article made by the Authorizer and shall exercise such shareholder’s voting power in the Authorizer’s name according to the provisions of this Agreement.
2. Exercising of Voting Power
2.1 Within the term of authorization provided by this Agreement, the Authorizer’s entire shareholder’s voting power in IAD Company shall be authorized to Sina Company to exercise. Without Sina Company’s prior written consent, the Authorizer shall not, in the term of authorization, make any decision that may materially affect IAD Company’s rights, obligations, assets or management, shall not approve any plan that may materially affect IAD Company’s rights, obligations, assets or management, shall not conduct any other activities that may materially affect IAD Company’s rights, obligations, assets or management, and shall not exercise any his shareholder’s voting power in IAD Company by any other means.
2.2 If Sina Company requests the Authorizer to provide special written authorization document to Sina Company or any person appointed by Sina Company regarding to each specific matter, whether such request made prior to or after such matter, the Authorizer must provide before the matter occurs or provide in supplement after the matter occurs such written authorization document according to Sina Company’s specific request.
2.3 In relation to any matters agreed upon by Sina Company by exercising shareholder’s voting power, if necessary, Sina Company shall have the right to request the Authorizer to confirm by signing on the relevant decisions of shareholder’s meeting or other similar written documents.
2.4 The Authorizer affirms that Sina Company shall have the right to submandate the other party to exercise Sina Company’s any rights under this Agreement, and such submandate need not be approved by the Authorizer, but shall be notified to the Authorizer in advance.
2.5 Sina Company shall report to the Authorizer the situation of authorized matters at the time he deems proper. When this Agreement is terminated, Sina Company shall report the Authorizer the results of authorized matters.
3. Term of Authorization
3.1 The term of authorization of shareholder’s voting power under this Agreement shall be from the effective date of this Agreement to the date of IAD Company’s dissolution.
3.2 After consultation, the Parties agree that the term of authorization may be adjusted at any time in written form with specific regulations.
4. Remuneration of Authorization
Sina Company agrees that the Authorizer shall be exempt from paying any remuneration to Sina Company for authorized matters according to this Agreement.
5. Declaration and Guarantee
5.1 The Parties of this Agreement hereby represents, undertakes and guarantees to each other as follows:
1)	possess appropriate competence and power to conclude this Agreement;

2)	have capability to fulfill obligations under this Agreement;

3)	No performance of obligations under this Agreement is in breach of any restriction in legal documents that binds.
5.2 This Agreement, once being signed, shall constitute to both parties legal and effective obligations that can be enforced according to the provisions of this Agreement.
6. Liability for Breaching

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6.1 Any Party’s direct or indirect violation of any provision of this Agreement, or non-performance or unduly and non-sufficient performance of his obligations under this Agreement shall constitute breach of this Agreement. The party that obeys this Agreement (“the observant party”) shall have the right to, by written notification, require the party in breach to rectify his nonperformance and take sufficient, effective and duly measures to eliminate the results of breach, and compensate the observant party’s damage caused by such breach.
6.2 After such breach occurs, if the observant party reasonably and objectively finds that such breach has resulted in impossibility or unfairness for it to perform obligations under this Agreement, the observant party shall be entitled to suspend performing its relevant obligations under this Agreement with notice in writing giving to the party in breach, till the party in breach ceases nonperformance and takes sufficient, effective and duly measures to eliminate the results of breach, and compensates the observant party’s damage caused by such breach.
6.3 The party in breach compensating the observant party’s damage shall include the observant party’s direct economic loss, any anticipatable indirect loss and additional fee caused by breach. Such addition fee shall include, but not limit to, attorney fee, litigation or arbitration fee, finance expenditure and travel expense, and etc.
7. Force Majeure
7.1 “Force Majeure” shall mean any event out of the parties’ reasonable control, non-foreseeable, or unavoidable even has been foreseen and such event hinder, affect or delay any party’s performance of all or part of his obligations according to this Agreement. Such events include, but not limit to, government’s acts, natural disasters, war or any other similar events.
7.2 The party suffers Force Majeure may suspend performing his relevant obligations under this Agreement that are failed to be performed by the reason of Force Majeure till the effect of Force Majeure is eliminated, and shall not bear any liability of breach of this Agreement. But such party shall exert himself as much as possible to overcome such event and reduce its negative effects.
7.3 The suffering party from Force Majeure shall provide the other party with legal certifications of such event issued by the notary office (or other proper agency) of the area where the event occurs, which if fails, the other party may request the suffering party to bear any liability for breach according to the provisions of this Agreement.
8. Effectiveness, Modification and Termination
8.1 This Agreement shall enter into force from the date of signing and sealing by Parties and terminates when the term of authorization provided by this Agreement expires.
8.2 Prior to the expiration of this Agreement, if the Authorizer transfers all its stocks of IAD Company to Sina Company or other party agreed upon by Sina Company in written form in advance, the Authorizer shall not be bound by any provisions of this Agreement from the date of completing stock transfer. But the Authorizer shall notify the transferee in writing the existence of this Agreement during the transfer, and the transferee’s full consent to be bound by this Agreement shall be the precondition of transferring stock rights.
8.3 The Authorizer hereby irrevocably and permanently waives its right to rescind this Agreement at any time.
8.4 The Parties may modify and supplement this Agreement in written form with consents from both. Such modification and supplement signed by and between the Parties shall be part of this Agreement with equal legal effect to this Agreement.
8.5 The Authorizer hereby agrees that Sina Company shall have the right to terminate this Agreement from time to time without any reason by written notification rendered 10 days ahead and shall not bear any liability for breach.
8.6 Earlier termination of this Agreement shall not impose any effect upon the Parties’ rights and obligations occurred already according to this Agreement prior to the date of such termination.
9. Settlement of Dispute & Governing Law
9.1 The Parties shall settle with good faith all disputes regarding to interpretation and enforcement of any provisions of this Agreement by consultation.

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9.2 The disputes that are failed to be resolved by consultation shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be in Beijing; and the language used in arbitration shall be Chinese. The decision of arbitration shall be final and binding upon both parties.
9.3 Laws and regulations of PRC shall be applied for conclusion, execution, interpretation and settlement of disputes concerning this agreement.
10. Miscellaneous
10.1 This agreement is made into one original with two copies, one for each party, both with equally legal effectiveness.
10.2 Titles and headlines contained in this Agreement are set for convenience to its readers only and shall not impose any effect upon interpretation of any provisions of this Agreement.
10.3 If any provision of this Agreement is entirely or partially invalid or unenforceable for the reason of violating laws or government regulations or other reasons, the affected part of such provision shall be deemed as deleted. But deleting the affected part of such provision shall not impose any effect upon the legal effect of other part of such provision and other provisions of this Agreement. The Parties shall negotiate and conclude new provision to replace such invalid or unenforceable provision.
10.4 Unless otherwise stipulated, non-exercise or deferred exercise by either party of any rights, authority or privilege under this Agreement shall not be deemed as waiver of such rights, authority or privilege. And independent or partial exercise of any rights, authority or privilege shall not exclude the exercise of other rights, authority or privilege as well.
10.5 This Agreement constitutes the entire agreement concluded by the Parties regarding to the subject matters of cooperation program, and shall replace any previous or present, verbal or written agreements concluded by the Parties regarding to the subject matters of cooperation program. If the Parties’ previous promises or previous agreements signed by the Parties regarding to any matters under this Agreement do not comply with the provisions of this Agreement, this Agreement shall prevail.
10.6 The Parties shall additionally negotiate and confirm any issues not covered by this agreement.

Employee		SINA.com Technology (China) Co. Limited

Signature:	/s/	Authorized Representative:	/s/

4

Agreement on Authorization to Exercise Shareholder’s Voting Power
This agreement is concluded by and between the following parties on 18 (Day) 08 (Month) 2007 (Year) in Haidian District, Beijing:
Party A: Y Wang (hereinafter referred to as “the Authorizer”)
Number of Identification Card:
Party B: SINA.com Technology (China) Co.Limited (hereinafter referred to as “Sina Company”)
Address: Room 1506, Ideal Int’l Mansion, No. 58, West Of North Forth Ring Rd., Haidian District, Beijing, China.
WHEREAS:
1.	The Authorizer holds 1.5% of stock rights of Beijing Sina Internet Information Service Co., Ltd. (hereinafter referred to as “ICP Company”) on the date of signing of this Agreement; and to hold above-mentioned stock rights, the Authorizer owns a debt of RMB 300,000 Yuan to Sina Company;

2.	The Authorizer is willing to authorize Sina Company full powers to exercise his entire shareholder’s voting power in his name in shareholders’ meetings of ICP Company; SINA COMPANY is willing to accept the above-mentioned authorization.
NOW, THEREFORE, after friendly consultation, the above parties conclude the following agreement regarding to the matters of authorization of shareholder’s voting power:
1. Authorization of Voting Power
1.1The Authorizer hereby agrees to irrevocably authorize Sina Company, within the term of authorization provided by this Agreement and in the Authorizer’s name, to exercise all shareholder’s voting power enjoyed by the Authorizer according to law and ICP Company’s articles of association in ICP Company’s shareholders’ meetings. Such shareholder’s voting power includes, but not limits to, the following rights:
1)	to decide ICP Company’s management policy and investment plan;

2)	to elect and change ICP Company’s directors, and decide the matters regarding to director’s remuneration;

3)	to elect and change ICP Company’s supervisors, and decide the matters regarding to supervisor’s remuneration;

4)	to review and approve the reports of ICP Company’s board of directors;

5)	to review and approve supervisor’s reports;

6)	to review and approve ICP Company’s annual financial budget bill and the proposal of final accounts;

7)	to review and approve ICP Company’s profit distribution plan and the plan to make good deficits;

8)	to make decision on ICP Company’s increasing or decreasing registered capital;

9)	to make decision on ICP Company’s issue of corporate bonds;

10)	to make decision on ICP Company’s shareholder transferring his subscribed capital to the persons other than ICP Company’s shareholders;

11)	to make decision on ICP Company’s merger, separation, change of company’s form, dissolution and liquidation, etc.;

12)	to make decision on changing ICP Company’s business scope;

13)	to revise ICP Company’s articles of association;

14)	to decide to change the contents or nature of ICP Company’s business;

15)	to decide to make a loan to any third party or incur any debts in ICP Company’s name;

16)	to decide to sell ICP Company’s any assets or rights to any third party, including but not limited to intellectual property;

17)	to decide to set up any security rights against ICP Company’s any assets (including both tangible and intangible assets) whatsoever such security is for;

18)	to decide to assign the contracts signed by ICP Company to any third party; and

1

19)	to decide any other rights that may materially affect ICP Company’s rights, obligations, assets or management matters.
1.2 Sina Company agrees to accept the authorization contained in previous article made by the Authorizer and shall exercise such shareholder’s voting power in the Authorizer’s name according to the provisions of this Agreement.
2. Exercising of Voting Power
2.1 Within the term of authorization provided by this Agreement, the Authorizer’s entire shareholder’s voting power in ICP Company shall be authorized to Sina Company to exercise. Without Sina Company’s prior written consent, the Authorizer shall not, in the term of authorization, make any decision that may materially affect ICP Company’s rights, obligations, assets or management, shall not approve any plan that may materially affect ICP Company’s rights, obligations, assets or management, shall not conduct any other activities that may materially affect ICP Company’s rights, obligations, assets or management, and shall not exercise any his shareholder’s voting power in ICP Company by any other means.
2.2 If Sina Company requests the Authorizer to provide special written authorization document to Sina Company or any person appointed by Sina Company regarding to each specific matter, whether such request made prior to or after such matter, the Authorizer must provide before the matter occurs or provide in supplement after the matter occurs such written authorization document according to Sina Company’s specific request.
2.3 In relation to any matters agreed upon by Sina Company by exercising shareholder’s voting power, if necessary, Sina Company shall have the right to request the Authorizer to confirm by signing on the relevant decisions of shareholder’s meeting or other similar written documents.
2.4 The Authorizer affirms that Sina Company shall have the right to submandate the other party to exercise Sina Company’s any rights under this Agreement, and such submandate need not be approved by the Authorizer, but shall be notified to the Authorizer in advance.
2.5 Sina Company shall report to the Authorizer the situation of authorized matters at the time he deems proper. When this Agreement is terminated, Sina Company shall report the Authorizer the results of authorized matters.
3. Term of Authorization
3.1 The term of authorization of shareholder’s voting power under this Agreement shall be from the effective date of this Agreement to the date of ICP Company’s dissolution.
3.2 After consultation, the Parties agree that the term of authorization may be adjusted at any time in written form with specific regulations.
4. Remuneration of Authorization
Sina Company agrees that the Authorizer shall be exempt from paying any remuneration to Sina Company for authorized matters according to this Agreement.
5. Declaration and Guarantee
5.1 The Parties of this Agreement hereby represents, undertakes and guarantees to each other as follows:
1)	possess appropriate competence and power to conclude this Agreement;

2)	have capability to fulfill obligations under this Agreement;

3)	No performance of obligations under this Agreement is in breach of any restriction in legal documents that binds.
5.2 This Agreement, once being signed, shall constitute to both parties legal and effective obligations that can be enforced according to the provisions of this Agreement.
6. Liability for Breaching
6.1 Any Party’s direct or indirect violation of any provision of this Agreement, or non-performance or unduly and non-sufficient performance of his obligations under this Agreement shall constitute breach of this Agreement. The party that obeys this Agreement (“the observant party”) shall have the right to, by written notification, require the party in breach to rectify his nonperformance and take sufficient, effective and duly measures to eliminate the results of breach, and compensate the observant party’s damage caused by such breach.
6.2 After such breach occurs, if the observant party reasonably and objectively finds that such breach has resulted in

2

impossibility or unfairness for it to perform obligations under this Agreement, the observant party shall be entitled to suspend performing its relevant obligations under this Agreement with notice in writing giving to the party in breach, till the party in breach ceases nonperformance and takes sufficient, effective and duly measures to eliminate the results of breach, and compensates the observant party’s damage caused by such breach.
6.3 The party in breach compensating the observant party’s damage shall include the observant party’s direct economic loss, any anticipatable indirect loss and additional fee caused by breach. Such addition fee shall include, but not limit to, attorney fee, litigation or arbitration fee, finance expenditure and travel expense, and etc.
7. Force Majeure
7.1 “Force Majeure” shall mean any event out of the parties’ reasonable control, non-foreseeable, or unavoidable even has been foreseen and such event hinder, affect or delay any party’s performance of all or part of his obligations according to this Agreement. Such events include, but not limit to, government’s acts, natural disasters, war or any other similar events.
7.2 The party suffers Force Majeure may suspend performing his relevant obligations under this Agreement that are failed to be performed by the reason of Force Majeure till the effect of Force Majeure is eliminated, and shall not bear any liability of breach of this Agreement. But such party shall exert himself as much as possible to overcome such event and reduce its negative effects.
7.3 The suffering party from Force Majeure shall provide the other party with legal certifications of such event issued by the notary office (or other proper agency) of the area where the event occurs, which if fails, the other party may request the suffering party to bear any liability for breach according to the provisions of this Agreement.
8. Effectiveness, Modification and Termination
8.1 This Agreement shall enter into force from the date of signing and sealing by Parties and terminates when the term of authorization provided by this Agreement expires.
8.2 Prior to the expiration of this Agreement, if the Authorizer transfers all its stocks of ICP Company to Sina Company or other party agreed upon by Sina Company in written form in advance, the Authorizer shall not be bound by any provisions of this Agreement from the date of completing stock transfer. But the Authorizer shall notify the transferee in writing the existence of this Agreement during the transfer, and the transferee’s full consent to be bound by this Agreement shall be the precondition of transferring stock rights.
8.3 The Authorizer hereby irrevocably and permanently waives its right to rescind this Agreement at any time.
8.4 The Parties may modify and supplement this Agreement in written form with consents from both. Such modification and supplement signed by and between the Parties shall be part of this Agreement with equal legal effect to this Agreement.
8.5 The Authorizer hereby agrees that Sina Company shall have the right to terminate this Agreement from time to time without any reason by written notification rendered 10 days ahead and shall not bear any liability for breach.
8.6 Earlier termination of this Agreement shall not impose any effect upon the Parties’ rights and obligations occurred already according to this Agreement prior to the date of such termination.
9. Settlement of Dispute & Governing Law
9.1 The Parties shall settle with good faith all disputes regarding to interpretation and enforcement of any provisions of this Agreement by consultation.
9.2 The disputes that are failed to be resolved by consultation shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be in Beijing; and the language used in arbitration shall be Chinese. The decision of arbitration shall be final and binding upon both parties.
9.3 Laws and regulations of PRC shall be applied for conclusion, execution, interpretation and settlement of disputes concerning this agreement.
10. Miscellaneous
10.1 This agreement is made into one original with two copies, one for each party, both with equally legal effectiveness.

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10.2 Titles and headlines contained in this Agreement are set for convenience to its readers only and shall not impose any effect upon interpretation of any provisions of this Agreement.
10.3 If any provision of this Agreement is entirely or partially invalid or unenforceable for the reason of violating laws or government regulations or other reasons, the affected part of such provision shall be deemed as deleted. But deleting the affected part of such provision shall not impose any effect upon the legal effect of other part of such provision and other provisions of this Agreement. The Parties shall negotiate and conclude new provision to replace such invalid or unenforceable provision.
10.4 Unless otherwise stipulated, non-exercise or deferred exercise by either party of any rights, authority or privilege under this Agreement shall not be deemed as waiver of such rights, authority or privilege. And independent or partial exercise of any rights, authority or privilege shall not exclude the exercise of other rights, authority or privilege as well.
10.5 This Agreement constitutes the entire agreement concluded by the Parties regarding to the subject matters of cooperation program, and shall replace any previous or present, verbal or written agreements concluded by the Parties regarding to the subject matters of cooperation program. If the Parties’ previous promises or previous agreements signed by the Parties regarding to any matters under this Agreement do not comply with the provisions of this Agreement, this Agreement shall prevail.
10.6 The Parties shall additionally negotiate and confirm any issues not covered by this agreement.

Employee		SINA.com Technology (China) Co. Limited

Signature:	/s/	Authorized Representative:	/s/

4

Agreement on Authorization to Exercise Shareholder’s Voting Power
This agreement is concluded by and between the following parties on 18 (Day) 08 (Month) 2007 (Year) in Haidian District, Beijing:
Party A: DH Lin (hereinafter referred to as “the Authorizer”)
Number of Identification Card:
Party B: SINA.com Technology (China) Co.Limited (hereinafter referred to as “Sina Company”)
Address: Room 1506, Ideal Int’l Mansion, No. 58, West Of North Forth Ring Rd., Haidian District, Beijing, China.
WHEREAS:
1.	The Authorizer holds 22.5% of stock rights of Beijing Sina Internet Information Service Co., Ltd. (hereinafter referred to as “ICP Company”) on the date of signing of this Agreement; and to hold above-mentioned stock rights, the Authorizer owns a debt of RMB 4,500,000 Yuan to Sina Company;

2.	The Authorizer is willing to authorize Sina Company full powers to exercise his entire shareholder’s voting power in his name in shareholders’ meetings of ICP Company; SINA COMPANY is willing to accept the above-mentioned authorization.
NOW, THEREFORE, after friendly consultation, the above parties conclude the following agreement regarding to the matters of authorization of shareholder’s voting power:
1. Authorization of Voting Power
1.1The Authorizer hereby agrees to irrevocably authorize Sina Company, within the term of authorization provided by this Agreement and in the Authorizer’s name, to exercise all shareholder’s voting power enjoyed by the Authorizer according to law and ICP Company’s articles of association in ICP Company’s shareholders’ meetings. Such shareholder’s voting power includes, but not limits to, the following rights:
1)	to decide ICP Company’s management policy and investment plan;

2)	to elect and change ICP Company’s directors, and decide the matters regarding to director’s remuneration;

3)	to elect and change ICP Company’s supervisors, and decide the matters regarding to supervisor’s remuneration;

4)	to review and approve the reports of ICP Company’s board of directors;

5)	to review and approve supervisor’s reports;

6)	to review and approve ICP Company’s annual financial budget bill and the proposal of final accounts;

7)	to review and approve ICP Company’s profit distribution plan and the plan to make good deficits;

8)	to make decision on ICP Company’s increasing or decreasing registered capital;

9)	to make decision on ICP Company’s issue of corporate bonds;

10)	to make decision on ICP Company’s shareholder transferring his subscribed capital to the persons other than ICP Company’s shareholders;

11)	to make decision on ICP Company’s merger, separation, change of company’s form, dissolution and liquidation, etc.;

12)	to make decision on changing ICP Company’s business scope;

13)	to revise ICP Company’s articles of association;

14)	to decide to change the contents or nature of ICP Company’s business;

15)	to decide to make a loan to any third party or incur any debts in ICP Company’s name;

16)	to decide to sell ICP Company’s any assets or rights to any third party, including but not limited to intellectual property;

17)	to decide to set up any security rights against ICP Company’s any assets (including both tangible and intangible assets) whatsoever such security is for;

18)	to decide to assign the contracts signed by ICP Company to any third party; and

1

19)	to decide any other rights that may materially affect ICP Company’s rights, obligations, assets or management matters.
1.2 Sina Company agrees to accept the authorization contained in previous article made by the Authorizer and shall exercise such shareholder’s voting power in the Authorizer’s name according to the provisions of this Agreement.
2. Exercising of Voting Power
2.1 Within the term of authorization provided by this Agreement, the Authorizer’s entire shareholder’s voting power in ICP Company shall be authorized to Sina Company to exercise. Without Sina Company’s prior written consent, the Authorizer shall not, in the term of authorization, make any decision that may materially affect ICP Company’s rights, obligations, assets or management, shall not approve any plan that may materially affect ICP Company’s rights, obligations, assets or management, shall not conduct any other activities that may materially affect ICP Company’s rights, obligations, assets or management, and shall not exercise any his shareholder’s voting power in ICP Company by any other means.
2.2 If Sina Company requests the Authorizer to provide special written authorization document to Sina Company or any person appointed by Sina Company regarding to each specific matter, whether such request made prior to or after such matter, the Authorizer must provide before the matter occurs or provide in supplement after the matter occurs such written authorization document according to Sina Company’s specific request.
2.3 In relation to any matters agreed upon by Sina Company by exercising shareholder’s voting power, if necessary, Sina Company shall have the right to request the Authorizer to confirm by signing on the relevant decisions of shareholder’s meeting or other similar written documents.
2.4 The Authorizer affirms that Sina Company shall have the right to submandate the other party to exercise Sina Company’s any rights under this Agreement, and such submandate need not be approved by the Authorizer, but shall be notified to the Authorizer in advance.
2.5 Sina Company shall report to the Authorizer the situation of authorized matters at the time he deems proper. When this Agreement is terminated, Sina Company shall report the Authorizer the results of authorized matters.
3. Term of Authorization
3.1 The term of authorization of shareholder’s voting power under this Agreement shall be from the effective date of this Agreement to the date of ICP Company’s dissolution.
3.2 After consultation, the Parties agree that the term of authorization may be adjusted at any time in written form with specific regulations.
4. Remuneration of Authorization
Sina Company agrees that the Authorizer shall be exempt from paying any remuneration to Sina Company for authorized matters according to this Agreement.
5. Declaration and Guarantee
5.1 The Parties of this Agreement hereby represents, undertakes and guarantees to each other as follows:
1)	possess appropriate competence and power to conclude this Agreement;

2)	have capability to fulfill obligations under this Agreement;

3)	No performance of obligations under this Agreement is in breach of any restriction in legal documents that binds.
5.2 This Agreement, once being signed, shall constitute to both parties legal and effective obligations that can be enforced according to the provisions of this Agreement.
6. Liability for Breaching
6.1 Any Party’s direct or indirect violation of any provision of this Agreement, or non-performance or unduly and non-sufficient performance of his obligations under this Agreement shall constitute breach of this Agreement. The party that obeys this Agreement (“the observant party”) shall have the right to, by written notification, require the party in breach to rectify his nonperformance and take sufficient, effective and duly measures to eliminate the results of breach, and compensate the observant party’s damage caused by such breach.
6.2 After such breach occurs, if the observant party reasonably and objectively finds that such breach has resulted in

2

impossibility or unfairness for it to perform obligations under this Agreement, the observant party shall be entitled to suspend performing its relevant obligations under this Agreement with notice in writing giving to the party in breach, till the party in breach ceases nonperformance and takes sufficient, effective and duly measures to eliminate the results of breach, and compensates the observant party’s damage caused by such breach.
6.3 The party in breach compensating the observant party’s damage shall include the observant party’s direct economic loss, any anticipatable indirect loss and additional fee caused by breach. Such addition fee shall include, but not limit to, attorney fee, litigation or arbitration fee, finance expenditure and travel expense, and etc.
7. Force Majeure
7.1 “Force Majeure” shall mean any event out of the parties’ reasonable control, non-foreseeable, or unavoidable even has been foreseen and such event hinder, affect or delay any party’s performance of all or part of his obligations according to this Agreement. Such events include, but not limit to, government’s acts, natural disasters, war or any other similar events.
7.2 The party suffers Force Majeure may suspend performing his relevant obligations under this Agreement that are failed to be performed by the reason of Force Majeure till the effect of Force Majeure is eliminated, and shall not bear any liability of breach of this Agreement. But such party shall exert himself as much as possible to overcome such event and reduce its negative effects.
7.3 The suffering party from Force Majeure shall provide the other party with legal certifications of such event issued by the notary office (or other proper agency) of the area where the event occurs, which if fails, the other party may request the suffering party to bear any liability for breach according to the provisions of this Agreement.
8. Effectiveness, Modification and Termination
8.1 This Agreement shall enter into force from the date of signing and sealing by Parties and terminates when the term of authorization provided by this Agreement expires.
8.2 Prior to the expiration of this Agreement, if the Authorizer transfers all its stocks of ICP Company to Sina Company or other party agreed upon by Sina Company in written form in advance, the Authorizer shall not be bound by any provisions of this Agreement from the date of completing stock transfer. But the Authorizer shall notify the transferee in writing the existence of this Agreement during the transfer, and the transferee’s full consent to be bound by this Agreement shall be the precondition of transferring stock rights.
8.3 The Authorizer hereby irrevocably and permanently waives its right to rescind this Agreement at any time.
8.4 The Parties may modify and supplement this Agreement in written form with consents from both. Such modification and supplement signed by and between the Parties shall be part of this Agreement with equal legal effect to this Agreement.
8.5 The Authorizer hereby agrees that Sina Company shall have the right to terminate this Agreement from time to time without any reason by written notification rendered 10 days ahead and shall not bear any liability for breach.
8.6 Earlier termination of this Agreement shall not impose any effect upon the Parties’ rights and obligations occurred already according to this Agreement prior to the date of such termination.
9. Settlement of Dispute & Governing Law
9.1 The Parties shall settle with good faith all disputes regarding to interpretation and enforcement of any provisions of this Agreement by consultation.
9.2 The disputes that are failed to be resolved by consultation shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be in Beijing; and the language used in arbitration shall be Chinese. The decision of arbitration shall be final and binding upon both parties.
9.3 Laws and regulations of PRC shall be applied for conclusion, execution, interpretation and settlement of disputes concerning this agreement.
10. Miscellaneous
10.1 This agreement is made into one original with two copies, one for each party, both with equally legal effectiveness.

3

10.2 Titles and headlines contained in this Agreement are set for convenience to its readers only and shall not impose any effect upon interpretation of any provisions of this Agreement.
10.3 If any provision of this Agreement is entirely or partially invalid or unenforceable for the reason of violating laws or government regulations or other reasons, the affected part of such provision shall be deemed as deleted. But deleting the affected part of such provision shall not impose any effect upon the legal effect of other part of such provision and other provisions of this Agreement. The Parties shall negotiate and conclude new provision to replace such invalid or unenforceable provision.
10.4 Unless otherwise stipulated, non-exercise or deferred exercise by either party of any rights, authority or privilege under this Agreement shall not be deemed as waiver of such rights, authority or privilege. And independent or partial exercise of any rights, authority or privilege shall not exclude the exercise of other rights, authority or privilege as well.
10.5 This Agreement constitutes the entire agreement concluded by the Parties regarding to the subject matters of cooperation program, and shall replace any previous or present, verbal or written agreements concluded by the Parties regarding to the subject matters of cooperation program. If the Parties’ previous promises or previous agreements signed by the Parties regarding to any matters under this Agreement do not comply with the provisions of this Agreement, this Agreement shall prevail.
10.6 The Parties shall additionally negotiate and confirm any issues not covered by this agreement.

Employee		SINA.com Technology (China) Co. Limited

Signature:	/s/	Authorized Representative:	/s/

4

Agreement on Authorization to Exercise Shareholder’s Voting Power
This agreement is concluded by and between the following parties on 18 (Day) 08 (Month) 2007 (Year) in Haidian District, Beijing:
Party A: T Chen (hereinafter referred to as “the Authorizer”)
Number of Identification Card:
Party B: SINA.com Technology (China) Co.Limited (hereinafter referred to as “Sina Company”)
Address: Room 1506, Ideal Int’l Mansion, No. 58, West Of North Forth Ring Rd., Haidian District, Beijing, China.
WHEREAS:
1.	The Authorizer holds 22.5% of stock rights of Beijing Sina Internet Information Service Co., Ltd. (hereinafter referred to as “ICP Company”) on the date of signing of this Agreement; and to hold above-mentioned stock rights, the Authorizer owns a debt of RMB 4,500,000 Yuan to Sina Company;

2.	The Authorizer is willing to authorize Sina Company full powers to exercise his entire shareholder’s voting power in his name in shareholders’ meetings of ICP Company; SINA COMPANY is willing to accept the above-mentioned authorization.
NOW, THEREFORE, after friendly consultation, the above parties conclude the following agreement regarding to the matters of authorization of shareholder’s voting power:
1. Authorization of Voting Power
1.1The Authorizer hereby agrees to irrevocably authorize Sina Company, within the term of authorization provided by this Agreement and in the Authorizer’s name, to exercise all shareholder’s voting power enjoyed by the Authorizer according to law and ICP Company’s articles of association in ICP Company’s shareholders’ meetings. Such shareholder’s voting power includes, but not limits to, the following rights:
1)	to decide ICP Company’s management policy and investment plan;

2)	to elect and change ICP Company’s directors, and decide the matters regarding to director’s remuneration;

3)	to elect and change ICP Company’s supervisors, and decide the matters regarding to supervisor’s remuneration;

4)	to review and approve the reports of ICP Company’s board of directors;

5)	to review and approve supervisor’s reports;

6)	to review and approve ICP Company’s annual financial budget bill and the proposal of final accounts;

7)	to review and approve ICP Company’s profit distribution plan and the plan to make good deficits;

8)	to make decision on ICP Company’s increasing or decreasing registered capital;

9)	to make decision on ICP Company’s issue of corporate bonds;

10)	to make decision on ICP Company’s shareholder transferring his subscribed capital to the persons other than ICP Company’s shareholders;

11)	to make decision on ICP Company’s merger, separation, change of company’s form, dissolution and liquidation, etc.;

12)	to make decision on changing ICP Company’s business scope;

13)	to revise ICP Company’s articles of association;

14)	to decide to change the contents or nature of ICP Company’s business;

15)	to decide to make a loan to any third party or incur any debts in ICP Company’s name;

16)	to decide to sell ICP Company’s any assets or rights to any third party, including but not limited to intellectual property;

17)	to decide to set up any security rights against ICP Company’s any assets (including both tangible and intangible assets) whatsoever such security is for;

1

18)	to decide to assign the contracts signed by ICP Company to any third party; and

19)	to decide any other rights that may materially affect ICP Company’s rights, obligations, assets or management matters.
1.2 Sina Company agrees to accept the authorization contained in previous article made by the Authorizer and shall exercise such shareholder’s voting power in the Authorizer’s name according to the provisions of this Agreement.
2. Exercising of Voting Power
2.1 Within the term of authorization provided by this Agreement, the Authorizer’s entire shareholder’s voting power in ICP Company shall be authorized to Sina Company to exercise. Without Sina Company’s prior written consent, the Authorizer shall not, in the term of authorization, make any decision that may materially affect ICP Company’s rights, obligations, assets or management, shall not approve any plan that may materially affect ICP Company’s rights, obligations, assets or management, shall not conduct any other activities that may materially affect ICP Company’s rights, obligations, assets or management, and shall not exercise any his shareholder’s voting power in ICP Company by any other means.
2.2 If Sina Company requests the Authorizer to provide special written authorization document to Sina Company or any person appointed by Sina Company regarding to each specific matter, whether such request made prior to or after such matter, the Authorizer must provide before the matter occurs or provide in supplement after the matter occurs such written authorization document according to Sina Company’s specific request.
2.3 In relation to any matters agreed upon by Sina Company by exercising shareholder’s voting power, if necessary, Sina Company shall have the right to request the Authorizer to confirm by signing on the relevant decisions of shareholder’s meeting or other similar written documents.
2.4 The Authorizer affirms that Sina Company shall have the right to submandate the other party to exercise Sina Company’s any rights under this Agreement, and such submandate need not be approved by the Authorizer, but shall be notified to the Authorizer in advance.
2.5 Sina Company shall report to the Authorizer the situation of authorized matters at the time he deems proper. When this Agreement is terminated, Sina Company shall report the Authorizer the results of authorized matters.
3. Term of Authorization
3.1 The term of authorization of shareholder’s voting power under this Agreement shall be from the effective date of this Agreement to the date of ICP Company’s dissolution.
3.2 After consultation, the Parties agree that the term of authorization may be adjusted at any time in written form with specific regulations.
4. Remuneration of Authorization
Sina Company agrees that the Authorizer shall be exempt from paying any remuneration to Sina Company for authorized matters according to this Agreement.
5. Declaration and Guarantee
5.1 The Parties of this Agreement hereby represents, undertakes and guarantees to each other as follows:
1)	possess appropriate competence and power to conclude this Agreement;

2)	have capability to fulfill obligations under this Agreement;

3)	No performance of obligations under this Agreement is in breach of any restriction in legal documents that binds.
5.2 This Agreement, once being signed, shall constitute to both parties legal and effective obligations that can be enforced according to the provisions of this Agreement.
6. Liability for Breaching
6.1 Any Party’s direct or indirect violation of any provision of this Agreement, or non-performance or unduly and non-sufficient performance of his obligations under this Agreement shall constitute breach of this Agreement. The party that obeys this Agreement (“the observant party”) shall have the right to, by written notification, require the party in

2

breach to rectify his nonperformance and take sufficient, effective and duly measures to eliminate the results of breach, and compensate the observant party’s damage caused by such breach.
6.2 After such breach occurs, if the observant party reasonably and objectively finds that such breach has resulted in impossibility or unfairness for it to perform obligations under this Agreement, the observant party shall be entitled to suspend performing its relevant obligations under this Agreement with notice in writing giving to the party in breach, till the party in breach ceases nonperformance and takes sufficient, effective and duly measures to eliminate the results of breach, and compensates the observant party’s damage caused by such breach.
6.3 The party in breach compensating the observant party’s damage shall include the observant party’s direct economic loss, any anticipatable indirect loss and additional fee caused by breach. Such addition fee shall include, but not limit to, attorney fee, litigation or arbitration fee, finance expenditure and travel expense, and etc.
7. Force Majeure
7.1 “Force Majeure” shall mean any event out of the parties’ reasonable control, non-foreseeable, or unavoidable even has been foreseen and such event hinder, affect or delay any party’s performance of all or part of his obligations according to this Agreement. Such events include, but not limit to, government’s acts, natural disasters, war or any other similar events.
7.2 The party suffers Force Majeure may suspend performing his relevant obligations under this Agreement that are failed to be performed by the reason of Force Majeure till the effect of Force Majeure is eliminated, and shall not bear any liability of breach of this Agreement. But such party shall exert himself as much as possible to overcome such event and reduce its negative effects.
7.3 The suffering party from Force Majeure shall provide the other party with legal certifications of such event issued by the notary office (or other proper agency) of the area where the event occurs, which if fails, the other party may request the suffering party to bear any liability for breach according to the provisions of this Agreement.
8. Effectiveness, Modification and Termination
8.1 This Agreement shall enter into force from the date of signing and sealing by Parties and terminates when the term of authorization provided by this Agreement expires.
8.2 Prior to the expiration of this Agreement, if the Authorizer transfers all its stocks of ICP Company to Sina Company or other party agreed upon by Sina Company in written form in advance, the Authorizer shall not be bound by any provisions of this Agreement from the date of completing stock transfer. But the Authorizer shall notify the transferee in writing the existence of this Agreement during the transfer, and the transferee’s full consent to be bound by this Agreement shall be the precondition of transferring stock rights.
8.3 The Authorizer hereby irrevocably and permanently waives its right to rescind this Agreement at any time.
8.4 The Parties may modify and supplement this Agreement in written form with consents from both. Such modification and supplement signed by and between the Parties shall be part of this Agreement with equal legal effect to this Agreement.
8.5 The Authorizer hereby agrees that Sina Company shall have the right to terminate this Agreement from time to time without any reason by written notification rendered 10 days ahead and shall not bear any liability for breach.
8.6 Earlier termination of this Agreement shall not impose any effect upon the Parties’ rights and obligations occurred already according to this Agreement prior to the date of such termination.
9. Settlement of Dispute & Governing Law
9.1 The Parties shall settle with good faith all disputes regarding to interpretation and enforcement of any provisions of this Agreement by consultation.
9.2 The disputes that are failed to be resolved by consultation shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be in Beijing; and the language used in arbitration shall be Chinese. The decision of arbitration shall be final and binding upon

3

both parties.
9.3 Laws and regulations of PRC shall be applied for conclusion, execution, interpretation and settlement of disputes concerning this agreement.
10. Miscellaneous
10.1 This agreement is made into one original with two copies, one for each party, both with equally legal effectiveness.
10.2 Titles and headlines contained in this Agreement are set for convenience to its readers only and shall not impose any effect upon interpretation of any provisions of this Agreement.
10.3 If any provision of this Agreement is entirely or partially invalid or unenforceable for the reason of violating laws or government regulations or other reasons, the affected part of such provision shall be deemed as deleted. But deleting the affected part of such provision shall not impose any effect upon the legal effect of other part of such provision and other provisions of this Agreement. The Parties shall negotiate and conclude new provision to replace such invalid or unenforceable provision.
10.4 Unless otherwise stipulated, non-exercise or deferred exercise by either party of any rights, authority or privilege under this Agreement shall not be deemed as waiver of such rights, authority or privilege. And independent or partial exercise of any rights, authority or privilege shall not exclude the exercise of other rights, authority or privilege as well.
10.5 This Agreement constitutes the entire agreement concluded by the Parties regarding to the subject matters of cooperation program, and shall replace any previous or present, verbal or written agreements concluded by the Parties regarding to the subject matters of cooperation program. If the Parties’ previous promises or previous agreements signed by the Parties regarding to any matters under this Agreement do not comply with the provisions of this Agreement, this Agreement shall prevail.
10.6 The Parties shall additionally negotiate and confirm any issues not covered by this agreement.

Employee		SINA.com Technology (China) Co.Limited

Signature:	/s/	Authorized Representative:	/s/

4

Agreement on Authorization to Exercise Shareholder’s Voting Power
This agreement is concluded by and between the following parties on 18 (Day) 08 (Month) 2007 (Year) in Haidian District, Beijing:
Party A: H Du (hereinafter referred to as “the Authorizer”)
Number of Identification Card:
Party B: SINA.com Technology (China) Co.Limited (hereinafter referred to as “Sina Company”)
Address: Room 1506, Ideal Int’l Mansion, No. 58, West Of North Forth Ring Rd., Haidian District, Beijing, China.
WHEREAS:
1.	The Authorizer holds 26.75% of stock rights of Beijing Sina Internet Information Service Co., Ltd. (hereinafter referred to as “ICP Company”) on the date of signing of this Agreement; and to hold above-mentioned stock rights, the Authorizer owns a debt of RMB 5,350,000 Yuan to Sina Company;

2.	The Authorizer is willing to authorize Sina Company full powers to exercise his entire shareholder’s voting power in his name in shareholders’ meetings of ICP Company; SINA COMPANY is willing to accept the above-mentioned authorization.
NOW, THEREFORE, after friendly consultation, the above parties conclude the following agreement regarding to the matters of authorization of shareholder’s voting power:
1. Authorization of Voting Power
1.1The Authorizer hereby agrees to irrevocably authorize Sina Company, within the term of authorization provided by this Agreement and in the Authorizer’s name, to exercise all shareholder’s voting power enjoyed by the Authorizer according to law and ICP Company’s articles of association in ICP Company’s shareholders’ meetings. Such shareholder’s voting power includes, but not limits to, the following rights:
1)	to decide ICP Company’s management policy and investment plan;

2)	to elect and change ICP Company’s directors, and decide the matters regarding to director’s remuneration;

3)	to elect and change ICP Company’s supervisors, and decide the matters regarding to supervisor’s remuneration;

4)	to review and approve the reports of ICP Company’s board of directors;

5)	to review and approve supervisor’s reports;

6)	to review and approve ICP Company’s annual financial budget bill and the proposal of final accounts;

7)	to review and approve ICP Company’s profit distribution plan and the plan to make good deficits;

8)	to make decision on ICP Company’s increasing or decreasing registered capital;

9)	to make decision on ICP Company’s issue of corporate bonds;

10)	to make decision on ICP Company’s shareholder transferring his subscribed capital to the persons other than ICP Company’s shareholders;

11)	to make decision on ICP Company’s merger, separation, change of company’s form, dissolution and liquidation, etc.;

12)	to make decision on changing ICP Company’s business scope;

13)	to revise ICP Company’s articles of association;

14)	to decide to change the contents or nature of ICP Company’s business;

15)	to decide to make a loan to any third party or incur any debts in ICP Company’s name;

16)	to decide to sell ICP Company’s any assets or rights to any third party, including but not limited to intellectual property;

17)	to decide to set up any security rights against ICP Company’s any assets (including both tangible and intangible

1

assets) whatsoever such security is for;
18)	to decide to assign the contracts signed by ICP Company to any third party; and

19)	to decide any other rights that may materially affect ICP Company’s rights, obligations, assets or management matters.
1.2 Sina Company agrees to accept the authorization contained in previous article made by the Authorizer and shall exercise such shareholder’s voting power in the Authorizer’s name according to the provisions of this Agreement.
2. Exercising of Voting Power
2.1 Within the term of authorization provided by this Agreement, the Authorizer’s entire shareholder’s voting power in ICP Company shall be authorized to Sina Company to exercise. Without Sina Company’s prior written consent, the Authorizer shall not, in the term of authorization, make any decision that may materially affect ICP Company’s rights, obligations, assets or management, shall not approve any plan that may materially affect ICP Company’s rights, obligations, assets or management, shall not conduct any other activities that may materially affect ICP Company’s rights, obligations, assets or management, and shall not exercise any his shareholder’s voting power in ICP Company by any other means.
2.2 If Sina Company requests the Authorizer to provide special written authorization document to Sina Company or any person appointed by Sina Company regarding to each specific matter, whether such request made prior to or after such matter, the Authorizer must provide before the matter occurs or provide in supplement after the matter occurs such written authorization document according to Sina Company’s specific request.
2.3 In relation to any matters agreed upon by Sina Company by exercising shareholder’s voting power, if necessary, Sina Company shall have the right to request the Authorizer to confirm by signing on the relevant decisions of shareholder’s meeting or other similar written documents.
2.4 The Authorizer affirms that Sina Company shall have the right to submandate the other party to exercise Sina Company’s any rights under this Agreement, and such submandate need not be approved by the Authorizer, but shall be notified to the Authorizer in advance.
2.5 Sina Company shall report to the Authorizer the situation of authorized matters at the time he deems proper. When this Agreement is terminated, Sina Company shall report the Authorizer the results of authorized matters.
3. Term of Authorization
3.1 The term of authorization of shareholder’s voting power under this Agreement shall be from the effective date of this Agreement to the date of ICP Company’s dissolution.
3.2 After consultation, the Parties agree that the term of authorization may be adjusted at any time in written form with specific regulations.
4. Remuneration of Authorization
Sina Company agrees that the Authorizer shall be exempt from paying any remuneration to Sina Company for authorized matters according to this Agreement.
5. Declaration and Guarantee
5.1 The Parties of this Agreement hereby represents, undertakes and guarantees to each other as follows:
1)	possess appropriate competence and power to conclude this Agreement;

2)	have capability to fulfill obligations under this Agreement;

3)	No performance of obligations under this Agreement is in breach of any restriction in legal documents that binds.
5.2 This Agreement, once being signed, shall constitute to both parties legal and effective obligations that can be enforced according to the provisions of this Agreement.
6. Liability for Breaching
6.1 Any Party’s direct or indirect violation of any provision of this Agreement, or non-performance or unduly and non-sufficient performance of his obligations under this Agreement shall constitute breach of this Agreement. The party

2

that obeys this Agreement (“the observant party”) shall have the right to, by written notification, require the party in breach to rectify his nonperformance and take sufficient, effective and duly measures to eliminate the results of breach, and compensate the observant party’s damage caused by such breach.
6.2 After such breach occurs, if the observant party reasonably and objectively finds that such breach has resulted in impossibility or unfairness for it to perform obligations under this Agreement, the observant party shall be entitled to suspend performing its relevant obligations under this Agreement with notice in writing giving to the party in breach, till the party in breach ceases nonperformance and takes sufficient, effective and duly measures to eliminate the results of breach, and compensates the observant party’s damage caused by such breach.
6.3 The party in breach compensating the observant party’s damage shall include the observant party’s direct economic loss, any anticipatable indirect loss and additional fee caused by breach. Such addition fee shall include, but not limit to, attorney fee, litigation or arbitration fee, finance expenditure and travel expense, and etc.
7. Force Majeure
7.1 “Force Majeure” shall mean any event out of the parties’ reasonable control, non-foreseeable, or unavoidable even has been foreseen and such event hinder, affect or delay any party’s performance of all or part of his obligations according to this Agreement. Such events include, but not limit to, government’s acts, natural disasters, war or any other similar events.
7.2 The party suffers Force Majeure may suspend performing his relevant obligations under this Agreement that are failed to be performed by the reason of Force Majeure till the effect of Force Majeure is eliminated, and shall not bear any liability of breach of this Agreement. But such party shall exert himself as much as possible to overcome such event and reduce its negative effects.
7.3 The suffering party from Force Majeure shall provide the other party with legal certifications of such event issued by the notary office (or other proper agency) of the area where the event occurs, which if fails, the other party may request the suffering party to bear any liability for breach according to the provisions of this Agreement.
8. Effectiveness, Modification and Termination
8.1 This Agreement shall enter into force from the date of signing and sealing by Parties and terminates when the term of authorization provided by this Agreement expires.
8.2 Prior to the expiration of this Agreement, if the Authorizer transfers all its stocks of ICP Company to Sina Company or other party agreed upon by Sina Company in written form in advance, the Authorizer shall not be bound by any provisions of this Agreement from the date of completing stock transfer. But the Authorizer shall notify the transferee in writing the existence of this Agreement during the transfer, and the transferee’s full consent to be bound by this Agreement shall be the precondition of transferring stock rights.
8.3 The Authorizer hereby irrevocably and permanently waives its right to rescind this Agreement at any time.
8.4 The Parties may modify and supplement this Agreement in written form with consents from both. Such modification and supplement signed by and between the Parties shall be part of this Agreement with equal legal effect to this Agreement.
8.5 The Authorizer hereby agrees that Sina Company shall have the right to terminate this Agreement from time to time without any reason by written notification rendered 10 days ahead and shall not bear any liability for breach.
8.6 Earlier termination of this Agreement shall not impose any effect upon the Parties’ rights and obligations occurred already according to this Agreement prior to the date of such termination.
9. Settlement of Dispute & Governing Law
9.1 The Parties shall settle with good faith all disputes regarding to interpretation and enforcement of any provisions of this Agreement by consultation.
9.2 The disputes that are failed to be resolved by consultation shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be

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in Beijing; and the language used in arbitration shall be Chinese. The decision of arbitration shall be final and binding upon both parties.
9.3 Laws and regulations of PRC shall be applied for conclusion, execution, interpretation and settlement of disputes concerning this agreement.
10. Miscellaneous
10.1 This agreement is made into one original with two copies, one for each party, both with equally legal effectiveness.
10.2 Titles and headlines contained in this Agreement are set for convenience to its readers only and shall not impose any effect upon interpretation of any provisions of this Agreement.
10.3 If any provision of this Agreement is entirely or partially invalid or unenforceable for the reason of violating laws or government regulations or other reasons, the affected part of such provision shall be deemed as deleted. But deleting the affected part of such provision shall not impose any effect upon the legal effect of other part of such provision and other provisions of this Agreement. The Parties shall negotiate and conclude new provision to replace such invalid or unenforceable provision.
10.4 Unless otherwise stipulated, non-exercise or deferred exercise by either party of any rights, authority or privilege under this Agreement shall not be deemed as waiver of such rights, authority or privilege. And independent or partial exercise of any rights, authority or privilege shall not exclude the exercise of other rights, authority or privilege as well.
10.5 This Agreement constitutes the entire agreement concluded by the Parties regarding to the subject matters of cooperation program, and shall replace any previous or present, verbal or written agreements concluded by the Parties regarding to the subject matters of cooperation program. If the Parties’ previous promises or previous agreements signed by the Parties regarding to any matters under this Agreement do not comply with the provisions of this Agreement, this Agreement shall prevail.
10.6 The Parties shall additionally negotiate and confirm any issues not covered by this agreement.

Employee		SINA.com Technology (China) Co. Limited

Signature:	/s/	Authorized Representative:	/s/

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Agreement on Authorization to Exercise Shareholder’s Voting Power
This agreement is concluded by and between the following parties on 18 (Day) 08 (Month) 2007 (Year) in Haidian District, Beijing:
Party A: GM Xie (hereinafter referred to as “the Authorizer”)
Number of Identification Card:
Party B: SINA.com Technology (China) Co.Limited (hereinafter referred to as “Sina Company”)
Address: Room 1506, Ideal Int’l Mansion, No. 58, West Of North Forth Ring Rd., Haidian District, Beijing, China.
WHEREAS:
1.	The Authorizer holds 26.75% of stock rights of Beijing Sina Internet Information Service Co., Ltd. (hereinafter referred to as “ICP Company”) on the date of signing of this Agreement; and to hold above-mentioned stock rights, the Authorizer owns a debt of RMB 5,350,000 Yuan to Sina Company;

2.	The Authorizer is willing to authorize Sina Company full powers to exercise his entire shareholder’s voting power in his name in shareholders’ meetings of ICP Company; SINA COMPANY is willing to accept the above-mentioned authorization.
NOW, THEREFORE, after friendly consultation, the above parties conclude the following agreement regarding to the matters of authorization of shareholder’s voting power:
1. Authorization of Voting Power
1.1The Authorizer hereby agrees to irrevocably authorize Sina Company, within the term of authorization provided by this Agreement and in the Authorizer’s name, to exercise all shareholder’s voting power enjoyed by the Authorizer according to law and ICP Company’s articles of association in ICP Company’s shareholders’ meetings. Such shareholder’s voting power includes, but not limits to, the following rights:
1)	to decide ICP Company’s management policy and investment plan;

2)	to elect and change ICP Company’s directors, and decide the matters regarding to director’s remuneration;

3)	to elect and change ICP Company’s supervisors, and decide the matters regarding to supervisor’s remuneration;

4)	to review and approve the reports of ICP Company’s board of directors;

5)	to review and approve supervisor’s reports;

6)	to review and approve ICP Company’s annual financial budget bill and the proposal of final accounts;

7)	to review and approve ICP Company’s profit distribution plan and the plan to make good deficits;

8)	to make decision on ICP Company’s increasing or decreasing registered capital;

9)	to make decision on ICP Company’s issue of corporate bonds;

10)	to make decision on ICP Company’s shareholder transferring his subscribed capital to the persons other than ICP Company’s shareholders;

11)	to make decision on ICP Company’s merger, separation, change of company’s form, dissolution and liquidation, etc.;

12)	to make decision on changing ICP Company’s business scope;

13)	to revise ICP Company’s articles of association;

14)	to decide to change the contents or nature of ICP Company’s business;

15)	to decide to make a loan to any third party or incur any debts in ICP Company’s name;

16)	to decide to sell ICP Company’s any assets or rights to any third party, including but not limited to intellectual property;

17)	to decide to set up any security rights against ICP Company’s any assets (including both tangible and intangible assets) whatsoever such security is for;

18)	to decide to assign the contracts signed by ICP Company to any third party; and

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19)	to decide any other rights that may materially affect ICP Company’s rights, obligations, assets or management matters.
1.2 Sina Company agrees to accept the authorization contained in previous article made by the Authorizer and shall exercise such shareholder’s voting power in the Authorizer’s name according to the provisions of this Agreement.
2. Exercising of Voting Power
2.1 Within the term of authorization provided by this Agreement, the Authorizer’s entire shareholder’s voting power in ICP Company shall be authorized to Sina Company to exercise. Without Sina Company’s prior written consent, the Authorizer shall not, in the term of authorization, make any decision that may materially affect ICP Company’s rights, obligations, assets or management, shall not approve any plan that may materially affect ICP Company’s rights, obligations, assets or management, shall not conduct any other activities that may materially affect ICP Company’s rights, obligations, assets or management, and shall not exercise any his shareholder’s voting power in ICP Company by any other means.
2.2 If Sina Company requests the Authorizer to provide special written authorization document to Sina Company or any person appointed by Sina Company regarding to each specific matter, whether such request made prior to or after such matter, the Authorizer must provide before the matter occurs or provide in supplement after the matter occurs such written authorization document according to Sina Company’s specific request.
2.3 In relation to any matters agreed upon by Sina Company by exercising shareholder’s voting power, if necessary, Sina Company shall have the right to request the Authorizer to confirm by signing on the relevant decisions of shareholder’s meeting or other similar written documents.
2.4 The Authorizer affirms that Sina Company shall have the right to submandate the other party to exercise Sina Company’s any rights under this Agreement, and such submandate need not be approved by the Authorizer, but shall be notified to the Authorizer in advance.
2.5 Sina Company shall report to the Authorizer the situation of authorized matters at the time he deems proper. When this Agreement is terminated, Sina Company shall report the Authorizer the results of authorized matters.
3. Term of Authorization
3.1 The term of authorization of shareholder’s voting power under this Agreement shall be from the effective date of this Agreement to the date of ICP Company’s dissolution.
3.2 After consultation, the Parties agree that the term of authorization may be adjusted at any time in written form with specific regulations.
4. Remuneration of Authorization
Sina Company agrees that the Authorizer shall be exempt from paying any remuneration to Sina Company for authorized matters according to this Agreement.
5. Declaration and Guarantee
5.1 The Parties of this Agreement hereby represents, undertakes and guarantees to each other as follows:
1)	possess appropriate competence and power to conclude this Agreement;

2)	have capability to fulfill obligations under this Agreement;

3)	No performance of obligations under this Agreement is in breach of any restriction in legal documents that binds.
5.2 This Agreement, once being signed, shall constitute to both parties legal and effective obligations that can be enforced according to the provisions of this Agreement.
6. Liability for Breaching
6.1 Any Party’s direct or indirect violation of any provision of this Agreement, or non-performance or unduly and non-sufficient performance of his obligations under this Agreement shall constitute breach of this Agreement. The party that obeys this Agreement (“the observant party”) shall have the right to, by written notification, require the party in breach to rectify his nonperformance and take sufficient, effective and duly measures to eliminate the results of breach, and compensate the observant party’s damage caused by such breach.
6.2 After such breach occurs, if the observant party reasonably and objectively finds that such breach has resulted in

2

impossibility or unfairness for it to perform obligations under this Agreement, the observant party shall be entitled to suspend performing its relevant obligations under this Agreement with notice in writing giving to the party in breach, till the party in breach ceases nonperformance and takes sufficient, effective and duly measures to eliminate the results of breach, and compensates the observant party’s damage caused by such breach.
6.3 The party in breach compensating the observant party’s damage shall include the observant party’s direct economic loss, any anticipatable indirect loss and additional fee caused by breach. Such addition fee shall include, but not limit to, attorney fee, litigation or arbitration fee, finance expenditure and travel expense, and etc.
7. Force Majeure
7.1 “Force Majeure” shall mean any event out of the parties’ reasonable control, non-foreseeable, or unavoidable even has been foreseen and such event hinder, affect or delay any party’s performance of all or part of his obligations according to this Agreement. Such events include, but not limit to, government’s acts, natural disasters, war or any other similar events.
7.2 The party suffers Force Majeure may suspend performing his relevant obligations under this Agreement that are failed to be performed by the reason of Force Majeure till the effect of Force Majeure is eliminated, and shall not bear any liability of breach of this Agreement. But such party shall exert himself as much as possible to overcome such event and reduce its negative effects.
7.3 The suffering party from Force Majeure shall provide the other party with legal certifications of such event issued by the notary office (or other proper agency) of the area where the event occurs, which if fails, the other party may request the suffering party to bear any liability for breach according to the provisions of this Agreement.
8. Effectiveness, Modification and Termination
8.1 This Agreement shall enter into force from the date of signing and sealing by Parties and terminates when the term of authorization provided by this Agreement expires.
8.2 Prior to the expiration of this Agreement, if the Authorizer transfers all its stocks of ICP Company to Sina Company or other party agreed upon by Sina Company in written form in advance, the Authorizer shall not be bound by any provisions of this Agreement from the date of completing stock transfer. But the Authorizer shall notify the transferee in writing the existence of this Agreement during the transfer, and the transferee’s full consent to be bound by this Agreement shall be the precondition of transferring stock rights.
8.3 The Authorizer hereby irrevocably and permanently waives its right to rescind this Agreement at any time.
8.4 The Parties may modify and supplement this Agreement in written form with consents from both. Such modification and supplement signed by and between the Parties shall be part of this Agreement with equal legal effect to this Agreement.
8.5 The Authorizer hereby agrees that Sina Company shall have the right to terminate this Agreement from time to time without any reason by written notification rendered 10 days ahead and shall not bear any liability for breach.
8.6 Earlier termination of this Agreement shall not impose any effect upon the Parties’ rights and obligations occurred already according to this Agreement prior to the date of such termination.
9. Settlement of Dispute & Governing Law
9.1 The Parties shall settle with good faith all disputes regarding to interpretation and enforcement of any provisions of this Agreement by consultation.
9.2 The disputes that are failed to be resolved by consultation shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be in Beijing; and the language used in arbitration shall be Chinese. The decision of arbitration shall be final and binding upon both parties.
9.3 Laws and regulations of PRC shall be applied for conclusion, execution, interpretation and settlement of disputes concerning this agreement.
10. Miscellaneous
10.1 This agreement is made into one original with two copies, one for each party, both with equally legal effectiveness.

3

10.2 Titles and headlines contained in this Agreement are set for convenience to its readers only and shall not impose any effect upon interpretation of any provisions of this Agreement.
10.3 If any provision of this Agreement is entirely or partially invalid or unenforceable for the reason of violating laws or government regulations or other reasons, the affected part of such provision shall be deemed as deleted. But deleting the affected part of such provision shall not impose any effect upon the legal effect of other part of such provision and other provisions of this Agreement. The Parties shall negotiate and conclude new provision to replace such invalid or unenforceable provision.
10.4 Unless otherwise stipulated, non-exercise or deferred exercise by either party of any rights, authority or privilege under this Agreement shall not be deemed as waiver of such rights, authority or privilege. And independent or partial exercise of any rights, authority or privilege shall not exclude the exercise of other rights, authority or privilege as well.
10.5 This Agreement constitutes the entire agreement concluded by the Parties regarding to the subject matters of cooperation program, and shall replace any previous or present, verbal or written agreements concluded by the Parties regarding to the subject matters of cooperation program. If the Parties’ previous promises or previous agreements signed by the Parties regarding to any matters under this Agreement do not comply with the provisions of this Agreement, this Agreement shall prevail.
10.6 The Parties shall additionally negotiate and confirm any issues not covered by this agreement.

Employee		SINA.com Technology (China) Co. Limited

Signature:	/s/	Authorized Representative:	/s/

4

Agreement on Authorization to Exercise Shareholder’s Voting Power
This agreement is concluded by and between the following parties on 18 (Day) 08 (Month) 2007 (Year) in Haidian District, Beijing:
Party A: D Duan (hereinafter referred to as “the Authorizer”)
Number of Identification Card:
Party B: SINA.com Technology (China) Co.Limited (hereinafter referred to as “Sina Company”)
Address: Room 1506, Ideal Int’l Mansion, No. 58, West Of North Forth Ring Rd., Haidian District, Beijing, China.
WHEREAS:
1.	The Authorizer holds 30% of stock rights of Beijing Star-Village Online Cultural Development Co. Ltd. (hereinafter referred to as “StarVI”) on the date of signing of this Agreement; and to hold above-mentioned stock rights, the Authorizer owns a debt of RMB 3,000,000 Yuan to Sina Company;

2.	The Authorizer is willing to authorize Sina Company full powers to exercise his entire shareholder’s voting power in his name in shareholders’ meetings of StarVI; SINA COMPANY is willing to accept the above-mentioned authorization.
NOW, THEREFORE, after friendly consultation, the above parties conclude the following agreement regarding to the matters of authorization of shareholder’s voting power:
1. Authorization of Voting Power
1.1The Authorizer hereby agrees to irrevocably authorize Sina Company, within the term of authorization provided by this Agreement and in the Authorizer’s name, to exercise all shareholder’s voting power enjoyed by the Authorizer according to law and StarVI’s articles of association in StarVI’s shareholders’ meetings. Such shareholder’s voting power includes, but not limits to, the following rights:
1)	to decide StarVI’s management policy and investment plan;

2)	to elect and change StarVI’s directors, and decide the matters regarding to director’s remuneration;

3)	to elect and change StarVI’s supervisors, and decide the matters regarding to supervisor’s remuneration;

4)	to review and approve the reports of StarVI’s board of directors;

5)	to review and approve supervisor’s reports;

6)	to review and approve StarVI’s annual financial budget bill and the proposal of final accounts;

7)	to review and approve StarVI’s profit distribution plan and the plan to make good deficits;

8)	to make decision on StarVI’s increasing or decreasing registered capital;

9)	to make decision on StarVI’s issue of corporate bonds;

10)	to make decision on StarVI’s shareholder transferring his subscribed capital to the persons other than StarVI’s shareholders;

11)	to make decision on StarVI’s merger, separation, change of company’s form, dissolution and liquidation, etc.;

12)	to make decision on changing StarVI’s business scope;

13)	to revise StarVI’s articles of association;

14)	to decide to change the contents or nature of StarVI’s business;

15)	to decide to make a loan to any third party or incur any debts in StarVI’s name;

16)	to decide to sell StarVI’s any assets or rights to any third party, including but not limited to intellectual property;

17)	to decide to set up any security rights against StarVI’s any assets (including both tangible and intangible assets) whatsoever such security is for;

18)	to decide to assign the contracts signed by StarVI to any third party; and

19)	to decide any other rights that may materially affect StarVI’s rights, obligations, assets or management matters.

1

1.2 Sina Company agrees to accept the authorization contained in previous article made by the Authorizer and shall exercise such shareholder’s voting power in the Authorizer’s name according to the provisions of this Agreement.
2. Exercising of Voting Power
2.1 Within the term of authorization provided by this Agreement, the Authorizer’s entire shareholder’s voting power in StarVI shall be authorized to Sina Company to exercise. Without Sina Company’s prior written consent, the Authorizer shall not, in the term of authorization, make any decision that may materially affect StarVI’s rights, obligations, assets or management, shall not approve any plan that may materially affect StarVI’s rights, obligations, assets or management, shall not conduct any other activities that may materially affect StarVI’s rights, obligations, assets or management, and shall not exercise any his shareholder’s voting power in StarVI by any other means.
2.2 If Sina Company requests the Authorizer to provide special written authorization document to Sina Company or any person appointed by Sina Company regarding to each specific matter, whether such request made prior to or after such matter, the Authorizer must provide before the matter occurs or provide in supplement after the matter occurs such written authorization document according to Sina Company’s specific request.
2.3 In relation to any matters agreed upon by Sina Company by exercising shareholder’s voting power, if necessary, Sina Company shall have the right to request the Authorizer to confirm by signing on the relevant decisions of shareholder’s meeting or other similar written documents.
2.4 The Authorizer affirms that Sina Company shall have the right to submandate the other party to exercise Sina Company’s any rights under this Agreement, and such submandate need not be approved by the Authorizer, but shall be notified to the Authorizer in advance.
2.5 Sina Company shall report to the Authorizer the situation of authorized matters at the time he deems proper. When this Agreement is terminated, Sina Company shall report the Authorizer the results of authorized matters.
3. Term of Authorization
3.1 The term of authorization of shareholder’s voting power under this Agreement shall be from the effective date of this Agreement to the date of StarVI’s dissolution.
3.2 After consultation, the Parties agree that the term of authorization may be adjusted at any time in written form with specific regulations.
4. Remuneration of Authorization
Sina Company agrees that the Authorizer shall be exempt from paying any remuneration to Sina Company for authorized matters according to this Agreement.
5. Declaration and Guarantee
5.1 The Parties of this Agreement hereby represents, undertakes and guarantees to each other as follows:
1)	possess appropriate competence and power to conclude this Agreement;

2)	have capability to fulfill obligations under this Agreement;

3)	No performance of obligations under this Agreement is in breach of any restriction in legal documents that binds.
5.2 This Agreement, once being signed, shall constitute to both parties legal and effective obligations that can be enforced according to the provisions of this Agreement.
6. Liability for Breaching
6.1 Any Party’s direct or indirect violation of any provision of this Agreement, or non-performance or unduly and non-sufficient performance of his obligations under this Agreement shall constitute breach of this Agreement. The party that obeys this Agreement (“the observant party”) shall have the right to, by written notification, require the party in breach to rectify his nonperformance and take sufficient, effective and duly measures to eliminate the results of breach, and compensate the observant party’s damage caused by such breach.
6.2 After such breach occurs, if the observant party reasonably and objectively finds that such breach has resulted in impossibility or unfairness for it to perform obligations under this Agreement, the observant party shall be entitled to suspend

2

performing its relevant obligations under this Agreement with notice in writing giving to the party in breach, till the party in breach ceases nonperformance and takes sufficient, effective and duly measures to eliminate the results of breach, and compensates the observant party’s damage caused by such breach.
6.3 The party in breach compensating the observant party’s damage shall include the observant party’s direct economic loss, any anticipatable indirect loss and additional fee caused by breach. Such addition fee shall include, but not limit to, attorney fee, litigation or arbitration fee, finance expenditure and travel expense, and etc.
7. Force Majeure
7.1 “Force Majeure” shall mean any event out of the parties’ reasonable control, non-foreseeable, or unavoidable even has been foreseen and such event hinder, affect or delay any party’s performance of all or part of his obligations according to this Agreement. Such events include, but not limit to, government’s acts, natural disasters, war or any other similar events.
7.2 The party suffers Force Majeure may suspend performing his relevant obligations under this Agreement that are failed to be performed by the reason of Force Majeure till the effect of Force Majeure is eliminated, and shall not bear any liability of breach of this Agreement. But such party shall exert himself as much as possible to overcome such event and reduce its negative effects.
7.3 The suffering party from Force Majeure shall provide the other party with legal certifications of such event issued by the notary office (or other proper agency) of the area where the event occurs, which if fails, the other party may request the suffering party to bear any liability for breach according to the provisions of this Agreement.
8. Effectiveness, Modification and Termination
8.1 This Agreement shall enter into force from the date of signing and sealing by Parties and terminates when the term of authorization provided by this Agreement expires.
8.2 Prior to the expiration of this Agreement, if the Authorizer transfers all its stocks of StarVI to Sina Company or other party agreed upon by Sina Company in written form in advance, the Authorizer shall not be bound by any provisions of this Agreement from the date of completing stock transfer. But the Authorizer shall notify the transferee in writing the existence of this Agreement during the transfer, and the transferee’s full consent to be bound by this Agreement shall be the precondition of transferring stock rights.
8.3 The Authorizer hereby irrevocably and permanently waives its right to rescind this Agreement at any time.
8.4 The Parties may modify and supplement this Agreement in written form with consents from both. Such modification and supplement signed by and between the Parties shall be part of this Agreement with equal legal effect to this Agreement.
8.5 The Authorizer hereby agrees that Sina Company shall have the right to terminate this Agreement from time to time without any reason by written notification rendered 10 days ahead and shall not bear any liability for breach.
8.6 Earlier termination of this Agreement shall not impose any effect upon the Parties’ rights and obligations occurred already according to this Agreement prior to the date of such termination.
9. Settlement of Dispute & Governing Law
9.1 The Parties shall settle with good faith all disputes regarding to interpretation and enforcement of any provisions of this Agreement by consultation.
9.2 The disputes that are failed to be resolved by consultation shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be in Beijing; and the language used in arbitration shall be Chinese. The decision of arbitration shall be final and binding upon both parties.
9.3 Laws and regulations of PRC shall be applied for conclusion, execution, interpretation and settlement of disputes concerning this agreement.
10. Miscellaneous
10.1 This agreement is made into one original with two copies, one for each party, both with equally legal effectiveness.
10.2 Titles and headlines contained in this Agreement are set for convenience to its readers only and shall not impose any effect upon interpretation of any provisions of this Agreement.

3

10.3 If any provision of this Agreement is entirely or partially invalid or unenforceable for the reason of violating laws or government regulations or other reasons, the affected part of such provision shall be deemed as deleted. But deleting the affected part of such provision shall not impose any effect upon the legal effect of other part of such provision and other provisions of this Agreement. The Parties shall negotiate and conclude new provision to replace such invalid or unenforceable provision.
10.4 Unless otherwise stipulated, non-exercise or deferred exercise by either party of any rights, authority or privilege under this Agreement shall not be deemed as waiver of such rights, authority or privilege. And independent or partial exercise of any rights, authority or privilege shall not exclude the exercise of other rights, authority or privilege as well.
10.5 This Agreement constitutes the entire agreement concluded by the Parties regarding to the subject matters of cooperation program, and shall replace any previous or present, verbal or written agreements concluded by the Parties regarding to the subject matters of cooperation program. If the Parties’ previous promises or previous agreements signed by the Parties regarding to any matters under this Agreement do not comply with the provisions of this Agreement, this Agreement shall prevail.
10.6 The Parties shall additionally negotiate and confirm any issues not covered by this agreement.

Employee		SINA.com Technology (China) Co. Limited

Signature:	/s/	Authorized Representative:	/s/

4

Agreement on Authorization to Exercise Shareholder’s Voting Power
This agreement is concluded by and between the following parties on 18 (Day) 08 (Month) 2007 (Year) in Haidian District, Beijing:
Party A: XY Yi (hereinafter referred to as “the Authorizer”)
Number of Identification Card:
Party B: SINA.com Technology (China) Co.Limited (hereinafter referred to as “Sina Company”)
Address: Room 1506, Ideal Int’l Mansion, No. 58, West Of North Forth Ring Rd., Haidian District, Beijing, China.
WHEREAS:
1.	The Authorizer holds 30% of stock rights of Beijing Star-Village Online Cultural Development Co. Ltd. (hereinafter referred to as “StarVI”) on the date of signing of this Agreement; and to hold above-mentioned stock rights, the Authorizer owns a debt of RMB 3,000,000 Yuan to Sina Company;

2.	The Authorizer is willing to authorize Sina Company full powers to exercise his entire shareholder’s voting power in his name in shareholders’ meetings of StarVI; SINA COMPANY is willing to accept the above-mentioned authorization.
NOW, THEREFORE, after friendly consultation, the above parties conclude the following agreement regarding to the matters of authorization of shareholder’s voting power:
1. Authorization of Voting Power
1.1The Authorizer hereby agrees to irrevocably authorize Sina Company, within the term of authorization provided by this Agreement and in the Authorizer’s name, to exercise all shareholder’s voting power enjoyed by the Authorizer according to law and StarVI’s articles of association in StarVI’s shareholders’ meetings. Such shareholder’s voting power includes, but not limits to, the following rights:
1)	to decide StarVI’s management policy and investment plan;

2)	to elect and change StarVI’s directors, and decide the matters regarding to director’s remuneration;

3)	to elect and change StarVI’s supervisors, and decide the matters regarding to supervisor’s remuneration;

4)	to review and approve the reports of StarVI’s board of directors;

5)	to review and approve supervisor’s reports;

6)	to review and approve StarVI’s annual financial budget bill and the proposal of final accounts;

7)	to review and approve StarVI’s profit distribution plan and the plan to make good deficits;

8)	to make decision on StarVI’s increasing or decreasing registered capital;

9)	to make decision on StarVI’s issue of corporate bonds;

10)	to make decision on StarVI’s shareholder transferring his subscribed capital to the persons other than StarVI’s shareholders;

11)	to make decision on StarVI’s merger, separation, change of company’s form, dissolution and liquidation, etc.;

12)	to make decision on changing StarVI’s business scope;

13)	to revise StarVI’s articles of association;

14)	to decide to change the contents or nature of StarVI’s business;

15)	to decide to make a loan to any third party or incur any debts in StarVI’s name;

16)	to decide to sell StarVI’s any assets or rights to any third party, including but not limited to intellectual property;

17)	to decide to set up any security rights against StarVI’s any assets (including both tangible and intangible assets) whatsoever such security is for;

18)	to decide to assign the contracts signed by StarVI to any third party; and

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19)	to decide any other rights that may materially affect StarVI’s rights, obligations, assets or management matters.
1.2 Sina Company agrees to accept the authorization contained in previous article made by the Authorizer and shall exercise such shareholder’s voting power in the Authorizer’s name according to the provisions of this Agreement.
2. Exercising of Voting Power
2.1 Within the term of authorization provided by this Agreement, the Authorizer’s entire shareholder’s voting power in StarVI shall be authorized to Sina Company to exercise. Without Sina Company’s prior written consent, the Authorizer shall not, in the term of authorization, make any decision that may materially affect StarVI’s rights, obligations, assets or management, shall not approve any plan that may materially affect StarVI’s rights, obligations, assets or management, shall not conduct any other activities that may materially affect StarVI’s rights, obligations, assets or management, and shall not exercise any his shareholder’s voting power in StarVI by any other means.
2.2 If Sina Company requests the Authorizer to provide special written authorization document to Sina Company or any person appointed by Sina Company regarding to each specific matter, whether such request made prior to or after such matter, the Authorizer must provide before the matter occurs or provide in supplement after the matter occurs such written authorization document according to Sina Company’s specific request.
2.3 In relation to any matters agreed upon by Sina Company by exercising shareholder’s voting power, if necessary, Sina Company shall have the right to request the Authorizer to confirm by signing on the relevant decisions of shareholder’s meeting or other similar written documents.
2.4 The Authorizer affirms that Sina Company shall have the right to submandate the other party to exercise Sina Company’s any rights under this Agreement, and such submandate need not be approved by the Authorizer, but shall be notified to the Authorizer in advance.
2.5 Sina Company shall report to the Authorizer the situation of authorized matters at the time he deems proper. When this Agreement is terminated, Sina Company shall report the Authorizer the results of authorized matters.
3. Term of Authorization
3.1 The term of authorization of shareholder’s voting power under this Agreement shall be from the effective date of this Agreement to the date of StarVI’s dissolution.
3.2 After consultation, the Parties agree that the term of authorization may be adjusted at any time in written form with specific regulations.
4. Remuneration of Authorization
Sina Company agrees that the Authorizer shall be exempt from paying any remuneration to Sina Company for authorized matters according to this Agreement.
5. Declaration and Guarantee
5.1 The Parties of this Agreement hereby represents, undertakes and guarantees to each other as follows:
1)	possess appropriate competence and power to conclude this Agreement;

2)	have capability to fulfill obligations under this Agreement;

3)	No performance of obligations under this Agreement is in breach of any restriction in legal documents that binds.
5.2 This Agreement, once being signed, shall constitute to both parties legal and effective obligations that can be enforced according to the provisions of this Agreement.
6. Liability for Breaching
6.1 Any Party’s direct or indirect violation of any provision of this Agreement, or non-performance or unduly and non-sufficient performance of his obligations under this Agreement shall constitute breach of this Agreement. The party that obeys this Agreement (“the observant party”) shall have the right to, by written notification, require the party in breach to rectify his nonperformance and take sufficient, effective and duly measures to eliminate the results of breach, and compensate the observant party’s damage caused by such breach.
6.2 After such breach occurs, if the observant party reasonably and objectively finds that such breach has resulted in

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impossibility or unfairness for it to perform obligations under this Agreement, the observant party shall be entitled to suspend performing its relevant obligations under this Agreement with notice in writing giving to the party in breach, till the party in breach ceases nonperformance and takes sufficient, effective and duly measures to eliminate the results of breach, and compensates the observant party’s damage caused by such breach.
6.3 The party in breach compensating the observant party’s damage shall include the observant party’s direct economic loss, any anticipatable indirect loss and additional fee caused by breach. Such addition fee shall include, but not limit to, attorney fee, litigation or arbitration fee, finance expenditure and travel expense, and etc.
7. Force Majeure
7.1 “Force Majeure” shall mean any event out of the parties’ reasonable control, non-foreseeable, or unavoidable even has been foreseen and such event hinder, affect or delay any party’s performance of all or part of his obligations according to this Agreement. Such events include, but not limit to, government’s acts, natural disasters, war or any other similar events.
7.2 The party suffers Force Majeure may suspend performing his relevant obligations under this Agreement that are failed to be performed by the reason of Force Majeure till the effect of Force Majeure is eliminated, and shall not bear any liability of breach of this Agreement. But such party shall exert himself as much as possible to overcome such event and reduce its negative effects.
7.3 The suffering party from Force Majeure shall provide the other party with legal certifications of such event issued by the notary office (or other proper agency) of the area where the event occurs, which if fails, the other party may request the suffering party to bear any liability for breach according to the provisions of this Agreement.
8. Effectiveness, Modification and Termination
8.1 This Agreement shall enter into force from the date of signing and sealing by Parties and terminates when the term of authorization provided by this Agreement expires.
8.2 Prior to the expiration of this Agreement, if the Authorizer transfers all its stocks of StarVI to Sina Company or other party agreed upon by Sina Company in written form in advance, the Authorizer shall not be bound by any provisions of this Agreement from the date of completing stock transfer. But the Authorizer shall notify the transferee in writing the existence of this Agreement during the transfer, and the transferee’s full consent to be bound by this Agreement shall be the precondition of transferring stock rights.
8.3 The Authorizer hereby irrevocably and permanently waives its right to rescind this Agreement at any time.
8.4 The Parties may modify and supplement this Agreement in written form with consents from both. Such modification and supplement signed by and between the Parties shall be part of this Agreement with equal legal effect to this Agreement.
8.5 The Authorizer hereby agrees that Sina Company shall have the right to terminate this Agreement from time to time without any reason by written notification rendered 10 days ahead and shall not bear any liability for breach.
8.6 Earlier termination of this Agreement shall not impose any effect upon the Parties’ rights and obligations occurred already according to this Agreement prior to the date of such termination.
9. Settlement of Dispute & Governing Law
9.1 The Parties shall settle with good faith all disputes regarding to interpretation and enforcement of any provisions of this Agreement by consultation.
9.2 The disputes that are failed to be resolved by consultation shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be in Beijing; and the language used in arbitration shall be Chinese. The decision of arbitration shall be final and binding upon both parties.
9.3 Laws and regulations of PRC shall be applied for conclusion, execution, interpretation and settlement of disputes concerning this agreement.

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10. Miscellaneous
10.1 This agreement is made into one original with two copies, one for each party, both with equally legal effectiveness.
10.2 Titles and headlines contained in this Agreement are set for convenience to its readers only and shall not impose any effect upon interpretation of any provisions of this Agreement.
10.3 If any provision of this Agreement is entirely or partially invalid or unenforceable for the reason of violating laws or government regulations or other reasons, the affected part of such provision shall be deemed as deleted. But deleting the affected part of such provision shall not impose any effect upon the legal effect of other part of such provision and other provisions of this Agreement. The Parties shall negotiate and conclude new provision to replace such invalid or unenforceable provision.
10.4 Unless otherwise stipulated, non-exercise or deferred exercise by either party of any rights, authority or privilege under this Agreement shall not be deemed as waiver of such rights, authority or privilege. And independent or partial exercise of any rights, authority or privilege shall not exclude the exercise of other rights, authority or privilege as well.
10.5 This Agreement constitutes the entire agreement concluded by the Parties regarding to the subject matters of cooperation program, and shall replace any previous or present, verbal or written agreements concluded by the Parties regarding to the subject matters of cooperation program. If the Parties’ previous promises or previous agreements signed by the Parties regarding to any matters under this Agreement do not comply with the provisions of this Agreement, this Agreement shall prevail.
10.6 The Parties shall additionally negotiate and confirm any issues not covered by this agreement.

Employee		SINA.com Technology (China) Co.Limited

Signature:	/s/	Authorized Representative:	/s/

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Agreement on Authorization to Exercise Shareholder’s Voting Power
This agreement is concluded by and between the following parties on 31 (Day) 12 (Month) 2007 (Year) in Haidian District, Beijing:
Party A: GF Wang (hereinafter referred to as “the Authorizer”)
Number of Identification Card:
Party B: SINA.com Technology (China) Co.Limited (hereinafter referred to as “Sina Company”)
Address: Room 1506, Ideal Int’l Mansion, No. 58, West Of North Forth Ring Rd., Haidian District, Beijing, China.
WHEREAS:
1.	The Authorizer holds 40% of stock rights of Beijing Star-Village Online Cultural Development Co. Ltd. (hereinafter referred to as “StarVI”) on the date of signing of this Agreement; and to hold above-mentioned stock rights, the Authorizer owns a debt of RMB 4,000,000 Yuan to Sina Company;

2.	The Authorizer is willing to authorize Sina Company full powers to exercise his entire shareholder’s voting power in his name in shareholders’ meetings of StarVI; SINA COMPANY is willing to accept the above-mentioned authorization.
NOW, THEREFORE, after friendly consultation, the above parties conclude the following agreement regarding to the matters of authorization of shareholder’s voting power:
1. Authorization of Voting Power
1.1The Authorizer hereby agrees to irrevocably authorize Sina Company, within the term of authorization provided by this Agreement and in the Authorizer’s name, to exercise all shareholder’s voting power enjoyed by the Authorizer according to law and StarVI’s articles of association in StarVI’s shareholders’ meetings. Such shareholder’s voting power includes, but not limits to, the following rights:
1)	to decide StarVI’s management policy and investment plan;

2)	to elect and change StarVI’s directors, and decide the matters regarding to director’s remuneration;

3)	to elect and change StarVI’s supervisors, and decide the matters regarding to supervisor’s remuneration;

4)	to review and approve the reports of StarVI’s board of directors;

5)	to review and approve supervisor’s reports;

6)	to review and approve StarVI’s annual financial budget bill and the proposal of final accounts;

7)	to review and approve StarVI’s profit distribution plan and the plan to make good deficits;

8)	to make decision on StarVI’s increasing or decreasing registered capital;

9)	to make decision on StarVI’s issue of corporate bonds;

10)	to make decision on StarVI’s shareholder transferring his subscribed capital to the persons other than StarVI’s shareholders;

11)	to make decision on StarVI’s merger, separation, change of company’s form, dissolution and liquidation, etc.;

12)	to make decision on changing StarVI’s business scope;

13)	to revise StarVI’s articles of association;

14)	to decide to change the contents or nature of StarVI’s business;

15)	to decide to make a loan to any third party or incur any debts in StarVI’s name;

16)	to decide to sell StarVI’s any assets or rights to any third party, including but not limited to intellectual property;

17)	to decide to set up any security rights against StarVI’s any assets (including both tangible and intangible assets) whatsoever such security is for;

18)	to decide to assign the contracts signed by StarVI to any third party; and

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19)	to decide any other rights that may materially affect StarVI’s rights, obligations, assets or management matters.
1.2 Sina Company agrees to accept the authorization contained in previous article made by the Authorizer and shall exercise such shareholder’s voting power in the Authorizer’s name according to the provisions of this Agreement.
2. Exercising of Voting Power
2.1 Within the term of authorization provided by this Agreement, the Authorizer’s entire shareholder’s voting power in StarVI shall be authorized to Sina Company to exercise. Without Sina Company’s prior written consent, the Authorizer shall not, in the term of authorization, make any decision that may materially affect StarVI’s rights, obligations, assets or management, shall not approve any plan that may materially affect StarVI’s rights, obligations, assets or management, shall not conduct any other activities that may materially affect StarVI’s rights, obligations, assets or management, and shall not exercise any his shareholder’s voting power in StarVI by any other means.
2.2 If Sina Company requests the Authorizer to provide special written authorization document to Sina Company or any person appointed by Sina Company regarding to each specific matter, whether such request made prior to or after such matter, the Authorizer must provide before the matter occurs or provide in supplement after the matter occurs such written authorization document according to Sina Company’s specific request.
2.3 In relation to any matters agreed upon by Sina Company by exercising shareholder’s voting power, if necessary, Sina Company shall have the right to request the Authorizer to confirm by signing on the relevant decisions of shareholder’s meeting or other similar written documents.
2.4 The Authorizer affirms that Sina Company shall have the right to submandate the other party to exercise Sina Company’s any rights under this Agreement, and such submandate need not be approved by the Authorizer, but shall be notified to the Authorizer in advance.
2.5 Sina Company shall report to the Authorizer the situation of authorized matters at the time he deems proper. When this Agreement is terminated, Sina Company shall report the Authorizer the results of authorized matters.
3. Term of Authorization
3.1 The term of authorization of shareholder’s voting power under this Agreement shall be from the effective date of this Agreement to the date of StarVI’s dissolution.
3.2 After consultation, the Parties agree that the term of authorization may be adjusted at any time in written form with specific regulations.
4. Remuneration of Authorization
Sina Company agrees that the Authorizer shall be exempt from paying any remuneration to Sina Company for authorized matters according to this Agreement.
5. Declaration and Guarantee
5.1 The Parties of this Agreement hereby represents, undertakes and guarantees to each other as follows:
1)	possess appropriate competence and power to conclude this Agreement;

2)	have capability to fulfill obligations under this Agreement;

3)	No performance of obligations under this Agreement is in breach of any restriction in legal documents that binds.
5.2 This Agreement, once being signed, shall constitute to both parties legal and effective obligations that can be enforced according to the provisions of this Agreement.
6. Liability for Breaching
6.1 Any Party’s direct or indirect violation of any provision of this Agreement, or non-performance or unduly and non-sufficient performance of his obligations under this Agreement shall constitute breach of this Agreement. The party that obeys this Agreement (“the observant party”) shall have the right to, by written notification, require the party in breach to rectify his nonperformance and take sufficient, effective and duly measures to eliminate the results of breach, and compensate the observant party’s damage caused by such breach.
6.2 After such breach occurs, if the observant party reasonably and objectively finds that such breach has resulted in

2

impossibility or unfairness for it to perform obligations under this Agreement, the observant party shall be entitled to suspend performing its relevant obligations under this Agreement with notice in writing giving to the party in breach, till the party in breach ceases nonperformance and takes sufficient, effective and duly measures to eliminate the results of breach, and compensates the observant party’s damage caused by such breach.
6.3 The party in breach compensating the observant party’s damage shall include the observant party’s direct economic loss, any anticipatable indirect loss and additional fee caused by breach. Such addition fee shall include, but not limit to, attorney fee, litigation or arbitration fee, finance expenditure and travel expense, and etc.
7. Force Majeure
7.1 “Force Majeure” shall mean any event out of the parties’ reasonable control, non-foreseeable, or unavoidable even has been foreseen and such event hinder, affect or delay any party’s performance of all or part of his obligations according to this Agreement. Such events include, but not limit to, government’s acts, natural disasters, war or any other similar events.
7.2 The party suffers Force Majeure may suspend performing his relevant obligations under this Agreement that are failed to be performed by the reason of Force Majeure till the effect of Force Majeure is eliminated, and shall not bear any liability of breach of this Agreement. But such party shall exert himself as much as possible to overcome such event and reduce its negative effects.
7.3 The suffering party from Force Majeure shall provide the other party with legal certifications of such event issued by the notary office (or other proper agency) of the area where the event occurs, which if fails, the other party may request the suffering party to bear any liability for breach according to the provisions of this Agreement.
8. Effectiveness, Modification and Termination
8.1 This Agreement shall enter into force from the date of signing and sealing by Parties and terminates when the term of authorization provided by this Agreement expires.
8.2 Prior to the expiration of this Agreement, if the Authorizer transfers all its stocks of StarVI to Sina Company or other party agreed upon by Sina Company in written form in advance, the Authorizer shall not be bound by any provisions of this Agreement from the date of completing stock transfer. But the Authorizer shall notify the transferee in writing the existence of this Agreement during the transfer, and the transferee’s full consent to be bound by this Agreement shall be the precondition of transferring stock rights.
8.3 The Authorizer hereby irrevocably and permanently waives its right to rescind this Agreement at any time.
8.4 The Parties may modify and supplement this Agreement in written form with consents from both. Such modification and supplement signed by and between the Parties shall be part of this Agreement with equal legal effect to this Agreement.
8.5 The Authorizer hereby agrees that Sina Company shall have the right to terminate this Agreement from time to time without any reason by written notification rendered 10 days ahead and shall not bear any liability for breach.
8.6 Earlier termination of this Agreement shall not impose any effect upon the Parties’ rights and obligations occurred already according to this Agreement prior to the date of such termination.
9. Settlement of Dispute & Governing Law
9.1 The Parties shall settle with good faith all disputes regarding to interpretation and enforcement of any provisions of this Agreement by consultation.
9.2 The disputes that are failed to be resolved by consultation shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be in Beijing; and the language used in arbitration shall be Chinese. The decision of arbitration shall be final and binding upon both parties.
9.3 Laws and regulations of PRC shall be applied for conclusion, execution, interpretation and settlement of disputes concerning this agreement.
10. Miscellaneous
10.1 This agreement is made into one original with two copies, one for each party, both with equally legal effectiveness.

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10.2 Titles and headlines contained in this Agreement are set for convenience to its readers only and shall not impose any effect upon interpretation of any provisions of this Agreement.
10.3 If any provision of this Agreement is entirely or partially invalid or unenforceable for the reason of violating laws or government regulations or other reasons, the affected part of such provision shall be deemed as deleted. But deleting the affected part of such provision shall not impose any effect upon the legal effect of other part of such provision and other provisions of this Agreement. The Parties shall negotiate and conclude new provision to replace such invalid or unenforceable provision.
10.4 Unless otherwise stipulated, non-exercise or deferred exercise by either party of any rights, authority or privilege under this Agreement shall not be deemed as waiver of such rights, authority or privilege. And independent or partial exercise of any rights, authority or privilege shall not exclude the exercise of other rights, authority or privilege as well.
10.5 This Agreement constitutes the entire agreement concluded by the Parties regarding to the subject matters of cooperation program, and shall replace any previous or present, verbal or written agreements concluded by the Parties regarding to the subject matters of cooperation program. If the Parties’ previous promises or previous agreements signed by the Parties regarding to any matters under this Agreement do not comply with the provisions of this Agreement, this Agreement shall prevail.
10.6 The Parties shall additionally negotiate and confirm any issues not covered by this agreement.

Employee		SINA.com Technology (China) Co. Limited

Signature:	/s/	Authorized Representative:	/s/

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Agreement on Authorization to Exercise Shareholder’s Voting Power
This agreement is concluded by and between the following parties on 31 (Day) 03 (Month) 2008 (Year) in Haidian District, Beijing:
Party A: HX Yan (hereinafter referred to as “the Authorizer”)
Number of Identification Card:
Party B: SINA.com Technology (China) Co.Limited (hereinafter referred to as “Sina Company”)
Address: Room 1506, Ideal Int’l Mansion, No. 58, West Of North Forth Ring Rd., Haidian District, Beijing, China.
WHEREAS:
1.	The Authorizer holds 55% of stock rights of Guangzhou Media Message Technologies Co., Ltd. (hereinafter referred to as “Xunlong”) on the date of signing of this Agreement; and to hold above-mentioned stock rights, the Authorizer owns a debt of RMB 5,500,000 Yuan to Sina Company;

2.	The Authorizer is willing to authorize Sina Company full powers to exercise his entire shareholder’s voting power in his name in shareholders’ meetings of Xunlong; SINA COMPANY is willing to accept the above-mentioned authorization.
NOW, THEREFORE, after friendly consultation, the above parties conclude the following agreement regarding to the matters of authorization of shareholder’s voting power:
1. Authorization of Voting Power
1.1The Authorizer hereby agrees to irrevocably authorize Sina Company, within the term of authorization provided by this Agreement and in the Authorizer’s name, to exercise all shareholder’s voting power enjoyed by the Authorizer according to law and Xunlong’s articles of association in Xunlong’s shareholders’ meetings. Such shareholder’s voting power includes, but not limits to, the following rights:
1)	to decide Xunlong’s management policy and investment plan;

2)	to elect and change Xunlong’s directors, and decide the matters regarding to director’s remuneration;

3)	to elect and change Xunlong’s supervisors, and decide the matters regarding to supervisor’s remuneration;

4)	to review and approve the reports of Xunlong’s board of directors;

5)	to review and approve supervisor’s reports;

6)	to review and approve Xunlong’s annual financial budget bill and the proposal of final accounts;

7)	to review and approve Xunlong’s profit distribution plan and the plan to make good deficits;

8)	to make decision on Xunlong’s increasing or decreasing registered capital;

9)	to make decision on Xunlong’s issue of corporate bonds;

10)	to make decision on Xunlong’s shareholder transferring his subscribed capital to the persons other than Xunlong’s shareholders;

11)	to make decision on Xunlong’s merger, separation, change of company’s form, dissolution and liquidation, etc.;

12)	to make decision on changing Xunlong’s business scope;

13)	to revise Xunlong’s articles of association;

14)	to decide to change the contents or nature of Xunlong’s business;

15)	to decide to make a loan to any third party or incur any debts in Xunlong’s name;

16)	to decide to sell Xunlong’s any assets or rights to any third party, including but not limited to intellectual property;

17)	to decide to set up any security rights against Xunlong’s any assets (including both tangible and intangible assets) whatsoever such security is for;

18)	to decide to assign the contracts signed by Xunlong to any third party; and

1

19)	to decide any other rights that may materially affect Xunlong’s rights, obligations, assets or management matters.
1.2 Sina Company agrees to accept the authorization contained in previous article made by the Authorizer and shall exercise such shareholder’s voting power in the Authorizer’s name according to the provisions of this Agreement.
2. Exercising of Voting Power
2.1 Within the term of authorization provided by this Agreement, the Authorizer’s entire shareholder’s voting power in Xunlong shall be authorized to Sina Company to exercise. Without Sina Company’s prior written consent, the Authorizer shall not, in the term of authorization, make any decision that may materially affect Xunlong’s rights, obligations, assets or management, shall not approve any plan that may materially affect Xunlong’s rights, obligations, assets or management, shall not conduct any other activities that may materially affect Xunlong’s rights, obligations, assets or management, and shall not exercise any his shareholder’s voting power in Xunlong by any other means.
2.2 If Sina Company requests the Authorizer to provide special written authorization document to Sina Company or any person appointed by Sina Company regarding to each specific matter, whether such request made prior to or after such matter, the Authorizer must provide before the matter occurs or provide in supplement after the matter occurs such written authorization document according to Sina Company’s specific request.
2.3 In relation to any matters agreed upon by Sina Company by exercising shareholder’s voting power, if necessary, Sina Company shall have the right to request the Authorizer to confirm by signing on the relevant decisions of shareholder’s meeting or other similar written documents.
2.4 The Authorizer affirms that Sina Company shall have the right to submandate the other party to exercise Sina Company’s any rights under this Agreement, and such submandate need not be approved by the Authorizer, but shall be notified to the Authorizer in advance.
2.5 Sina Company shall report to the Authorizer the situation of authorized matters at the time he deems proper. When this Agreement is terminated, Sina Company shall report the Authorizer the results of authorized matters.
3. Term of Authorization
3.1 The term of authorization of shareholder’s voting power under this Agreement shall be from the effective date of this Agreement to the date of Xunlong’s dissolution.
3.2 After consultation, the Parties agree that the term of authorization may be adjusted at any time in written form with specific regulations.
4. Remuneration of Authorization
Sina Company agrees that the Authorizer shall be exempt from paying any remuneration to Sina Company for authorized matters according to this Agreement.
5. Declaration and Guarantee
5.1 The Parties of this Agreement hereby represents, undertakes and guarantees to each other as follows:
1)	possess appropriate competence and power to conclude this Agreement;

2)	have capability to fulfill obligations under this Agreement;

3)	No performance of obligations under this Agreement is in breach of any restriction in legal documents that binds.
5.2 This Agreement, once being signed, shall constitute to both parties legal and effective obligations that can be enforced according to the provisions of this Agreement.
6. Liability for Breaching
6.1 Any Party’s direct or indirect violation of any provision of this Agreement, or non-performance or unduly and non-sufficient performance of his obligations under this Agreement shall constitute breach of this Agreement. The party that obeys this Agreement (“the observant party”) shall have the right to, by written notification, require the party in breach to rectify his nonperformance and take sufficient, effective and duly measures to eliminate the results of breach, and compensate the observant party’s damage caused by such breach.
6.2 After such breach occurs, if the observant party reasonably and objectively finds that such breach has resulted in

2

impossibility or unfairness for it to perform obligations under this Agreement, the observant party shall be entitled to suspend performing its relevant obligations under this Agreement with notice in writing giving to the party in breach, till the party in breach ceases nonperformance and takes sufficient, effective and duly measures to eliminate the results of breach, and compensates the observant party’s damage caused by such breach.
6.3 The party in breach compensating the observant party’s damage shall include the observant party’s direct economic loss, any anticipatable indirect loss and additional fee caused by breach. Such addition fee shall include, but not limit to, attorney fee, litigation or arbitration fee, finance expenditure and travel expense, and etc.
7. Force Majeure
7.1 “Force Majeure” shall mean any event out of the parties’ reasonable control, non-foreseeable, or unavoidable even has been foreseen and such event hinder, affect or delay any party’s performance of all or part of his obligations according to this Agreement. Such events include, but not limit to, government’s acts, natural disasters, war or any other similar events.
7.2 The party suffers Force Majeure may suspend performing his relevant obligations under this Agreement that are failed to be performed by the reason of Force Majeure till the effect of Force Majeure is eliminated, and shall not bear any liability of breach of this Agreement. But such party shall exert himself as much as possible to overcome such event and reduce its negative effects.
7.3 The suffering party from Force Majeure shall provide the other party with legal certifications of such event issued by the notary office (or other proper agency) of the area where the event occurs, which if fails, the other party may request the suffering party to bear any liability for breach according to the provisions of this Agreement.
8. Effectiveness, Modification and Termination
8.1 This Agreement shall enter into force from the date of signing and sealing by Parties and terminates when the term of authorization provided by this Agreement expires.
8.2 Prior to the expiration of this Agreement, if the Authorizer transfers all its stocks of Xunlong to Sina Company or other party agreed upon by Sina Company in written form in advance, the Authorizer shall not be bound by any provisions of this Agreement from the date of completing stock transfer. But the Authorizer shall notify the transferee in writing the existence of this Agreement during the transfer, and the transferee’s full consent to be bound by this Agreement shall be the precondition of transferring stock rights.
8.3 The Authorizer hereby irrevocably and permanently waives its right to rescind this Agreement at any time.
8.4 The Parties may modify and supplement this Agreement in written form with consents from both. Such modification and supplement signed by and between the Parties shall be part of this Agreement with equal legal effect to this Agreement.
8.5 The Authorizer hereby agrees that Sina Company shall have the right to terminate this Agreement from time to time without any reason by written notification rendered 10 days ahead and shall not bear any liability for breach.
8.6 Earlier termination of this Agreement shall not impose any effect upon the Parties’ rights and obligations occurred already according to this Agreement prior to the date of such termination.
9. Settlement of Dispute & Governing Law
9.1 The Parties shall settle with good faith all disputes regarding to interpretation and enforcement of any provisions of this Agreement by consultation.
9.2 The disputes that are failed to be resolved by consultation shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be in Beijing; and the language used in arbitration shall be Chinese. The decision of arbitration shall be final and binding upon both parties.
9.3 Laws and regulations of PRC shall be applied for conclusion, execution, interpretation and settlement of disputes concerning this agreement.
10. Miscellaneous
10.1 This agreement is made into one original with two copies, one for each party, both with equally legal effectiveness.

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10.2 Titles and headlines contained in this Agreement are set for convenience to its readers only and shall not impose any effect upon interpretation of any provisions of this Agreement.
10.3 If any provision of this Agreement is entirely or partially invalid or unenforceable for the reason of violating laws or government regulations or other reasons, the affected part of such provision shall be deemed as deleted. But deleting the affected part of such provision shall not impose any effect upon the legal effect of other part of such provision and other provisions of this Agreement. The Parties shall negotiate and conclude new provision to replace such invalid or unenforceable provision.
10.4 Unless otherwise stipulated, non-exercise or deferred exercise by either party of any rights, authority or privilege under this Agreement shall not be deemed as waiver of such rights, authority or privilege. And independent or partial exercise of any rights, authority or privilege shall not exclude the exercise of other rights, authority or privilege as well.
10.5 This Agreement constitutes the entire agreement concluded by the Parties regarding to the subject matters of cooperation program, and shall replace any previous or present, verbal or written agreements concluded by the Parties regarding to the subject matters of cooperation program. If the Parties’ previous promises or previous agreements signed by the Parties regarding to any matters under this Agreement do not comply with the provisions of this Agreement, this Agreement shall prevail.
10.6 The Parties shall additionally negotiate and confirm any issues not covered by this agreement.

Employee		SINA.com Technology (China) Co.Limited

Signature:	/s/	Authorized Representative:	/s/

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Agreement on Authorization to Exercise Shareholder’s Voting Power
This agreement is concluded by and between the following parties on 31 (Day) 03 (Month) 2008 (Year) in Haidian District, Beijing:
Party A: B Luo (hereinafter referred to as “the Authorizer”)
Number of Identification Card:
Party B: SINA.com Technology (China) Co.Limited (hereinafter referred to as “Sina Company”)
Address: Room 1506, Ideal Int’l Mansion, No. 58, West Of North Forth Ring Rd., Haidian District, Beijing, China.
WHEREAS:
1.	The Authorizer holds 45% of stock rights of Guangzhou Media Message Technologies Co., Ltd. (hereinafter referred to as “Xunlong”) on the date of signing of this Agreement; and to hold above-mentioned stock rights, the Authorizer owns a debt of RMB 4,500,000 Yuan to Sina Company;

2.	The Authorizer is willing to authorize Sina Company full powers to exercise his entire shareholder’s voting power in his name in shareholders’ meetings of Xunlong; SINA COMPANY is willing to accept the above-mentioned authorization.
NOW, THEREFORE, after friendly consultation, the above parties conclude the following agreement regarding to the matters of authorization of shareholder’s voting power:
1. Authorization of Voting Power
1.1The Authorizer hereby agrees to irrevocably authorize Sina Company, within the term of authorization provided by this Agreement and in the Authorizer’s name, to exercise all shareholder’s voting power enjoyed by the Authorizer according to law and Xunlong’s articles of association in Xunlong’s shareholders’ meetings. Such shareholder’s voting power includes, but not limits to, the following rights:
1)	to decide Xunlong’s management policy and investment plan;

2)	to elect and change Xunlong’s directors, and decide the matters regarding to director’s remuneration;

3)	to elect and change Xunlong’s supervisors, and decide the matters regarding to supervisor’s remuneration;

4)	to review and approve the reports of Xunlong’s board of directors;

5)	to review and approve supervisor’s reports;

6)	to review and approve Xunlong’s annual financial budget bill and the proposal of final accounts;

7)	to review and approve Xunlong’s profit distribution plan and the plan to make good deficits;

8)	to make decision on Xunlong’s increasing or decreasing registered capital;

9)	to make decision on Xunlong’s issue of corporate bonds;

10)	to make decision on Xunlong’s shareholder transferring his subscribed capital to the persons other than Xunlong’s shareholders;

11)	to make decision on Xunlong’s merger, separation, change of company’s form, dissolution and liquidation, etc.;

12)	to make decision on changing Xunlong’s business scope;

13)	to revise Xunlong’s articles of association;

14)	to decide to change the contents or nature of Xunlong’s business;

15)	to decide to make a loan to any third party or incur any debts in Xunlong’s name;

16)	to decide to sell Xunlong’s any assets or rights to any third party, including but not limited to intellectual property;

17)	to decide to set up any security rights against Xunlong’s any assets (including both tangible and intangible assets) whatsoever such security is for;

18)	to decide to assign the contracts signed by Xunlong to any third party; and

1

19)	to decide any other rights that may materially affect Xunlong’s rights, obligations, assets or management matters.
1.2 Sina Company agrees to accept the authorization contained in previous article made by the Authorizer and shall exercise such shareholder’s voting power in the Authorizer’s name according to the provisions of this Agreement.
2. Exercising of Voting Power
2.1 Within the term of authorization provided by this Agreement, the Authorizer’s entire shareholder’s voting power in Xunlong shall be authorized to Sina Company to exercise. Without Sina Company’s prior written consent, the Authorizer shall not, in the term of authorization, make any decision that may materially affect Xunlong’s rights, obligations, assets or management, shall not approve any plan that may materially affect Xunlong’s rights, obligations, assets or management, shall not conduct any other activities that may materially affect Xunlong’s rights, obligations, assets or management, and shall not exercise any his shareholder’s voting power in Xunlong by any other means.
2.2 If Sina Company requests the Authorizer to provide special written authorization document to Sina Company or any person appointed by Sina Company regarding to each specific matter, whether such request made prior to or after such matter, the Authorizer must provide before the matter occurs or provide in supplement after the matter occurs such written authorization document according to Sina Company’s specific request.
2.3 In relation to any matters agreed upon by Sina Company by exercising shareholder’s voting power, if necessary, Sina Company shall have the right to request the Authorizer to confirm by signing on the relevant decisions of shareholder’s meeting or other similar written documents.
2.4 The Authorizer affirms that Sina Company shall have the right to submandate the other party to exercise Sina Company’s any rights under this Agreement, and such submandate need not be approved by the Authorizer, but shall be notified to the Authorizer in advance.
2.5 Sina Company shall report to the Authorizer the situation of authorized matters at the time he deems proper. When this Agreement is terminated, Sina Company shall report the Authorizer the results of authorized matters.
3. Term of Authorization
3.1 The term of authorization of shareholder’s voting power under this Agreement shall be from the effective date of this Agreement to the date of Xunlong’s dissolution.
3.2 After consultation, the Parties agree that the term of authorization may be adjusted at any time in written form with specific regulations.
4. Remuneration of Authorization
Sina Company agrees that the Authorizer shall be exempt from paying any remuneration to Sina Company for authorized matters according to this Agreement.
5. Declaration and Guarantee
5.1 The Parties of this Agreement hereby represents, undertakes and guarantees to each other as follows:
1)	possess appropriate competence and power to conclude this Agreement;

2)	have capability to fulfill obligations under this Agreement;

3)	No performance of obligations under this Agreement is in breach of any restriction in legal documents that binds.
5.2 This Agreement, once being signed, shall constitute to both parties legal and effective obligations that can be enforced according to the provisions of this Agreement.
6. Liability for Breaching
6.1 Any Party’s direct or indirect violation of any provision of this Agreement, or non-performance or unduly and non-sufficient performance of his obligations under this Agreement shall constitute breach of this Agreement. The party that obeys this Agreement (“the observant party”) shall have the right to, by written notification, require the party in breach to rectify his nonperformance and take sufficient, effective and duly measures to eliminate the results of breach, and compensate the observant party’s damage caused by such breach.
6.2 After such breach occurs, if the observant party reasonably and objectively finds that such breach has resulted in

2

impossibility or unfairness for it to perform obligations under this Agreement, the observant party shall be entitled to suspend performing its relevant obligations under this Agreement with notice in writing giving to the party in breach, till the party in breach ceases nonperformance and takes sufficient, effective and duly measures to eliminate the results of breach, and compensates the observant party’s damage caused by such breach.
6.3 The party in breach compensating the observant party’s damage shall include the observant party’s direct economic loss, any anticipatable indirect loss and additional fee caused by breach. Such addition fee shall include, but not limit to, attorney fee, litigation or arbitration fee, finance expenditure and travel expense, and etc.
7. Force Majeure
7.1 “Force Majeure” shall mean any event out of the parties’ reasonable control, non-foreseeable, or unavoidable even has been foreseen and such event hinder, affect or delay any party’s performance of all or part of his obligations according to this Agreement. Such events include, but not limit to, government’s acts, natural disasters, war or any other similar events.
7.2 The party suffers Force Majeure may suspend performing his relevant obligations under this Agreement that are failed to be performed by the reason of Force Majeure till the effect of Force Majeure is eliminated, and shall not bear any liability of breach of this Agreement. But such party shall exert himself as much as possible to overcome such event and reduce its negative effects.
7.3 The suffering party from Force Majeure shall provide the other party with legal certifications of such event issued by the notary office (or other proper agency) of the area where the event occurs, which if fails, the other party may request the suffering party to bear any liability for breach according to the provisions of this Agreement.
8. Effectiveness, Modification and Termination
8.1 This Agreement shall enter into force from the date of signing and sealing by Parties and terminates when the term of authorization provided by this Agreement expires.
8.2 Prior to the expiration of this Agreement, if the Authorizer transfers all its stocks of Xunlong to Sina Company or other party agreed upon by Sina Company in written form in advance, the Authorizer shall not be bound by any provisions of this Agreement from the date of completing stock transfer. But the Authorizer shall notify the transferee in writing the existence of this Agreement during the transfer, and the transferee’s full consent to be bound by this Agreement shall be the precondition of transferring stock rights.
8.3 The Authorizer hereby irrevocably and permanently waives its right to rescind this Agreement at any time.
8.4 The Parties may modify and supplement this Agreement in written form with consents from both. Such modification and supplement signed by and between the Parties shall be part of this Agreement with equal legal effect to this Agreement.
8.5 The Authorizer hereby agrees that Sina Company shall have the right to terminate this Agreement from time to time without any reason by written notification rendered 10 days ahead and shall not bear any liability for breach.
8.6 Earlier termination of this Agreement shall not impose any effect upon the Parties’ rights and obligations occurred already according to this Agreement prior to the date of such termination.
9. Settlement of Dispute & Governing Law
9.1 The Parties shall settle with good faith all disputes regarding to interpretation and enforcement of any provisions of this Agreement by consultation.
9.2 The disputes that are failed to be resolved by consultation shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be in Beijing; and the language used in arbitration shall be Chinese. The decision of arbitration shall be final and binding upon both parties.
9.3 Laws and regulations of PRC shall be applied for conclusion, execution, interpretation and settlement of disputes concerning this agreement.
10. Miscellaneous
10.1 This agreement is made into one original with two copies, one for each party, both with equally legal effectiveness.

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10.2 Titles and headlines contained in this Agreement are set for convenience to its readers only and shall not impose any effect upon interpretation of any provisions of this Agreement.
10.3 If any provision of this Agreement is entirely or partially invalid or unenforceable for the reason of violating laws or government regulations or other reasons, the affected part of such provision shall be deemed as deleted. But deleting the affected part of such provision shall not impose any effect upon the legal effect of other part of such provision and other provisions of this Agreement. The Parties shall negotiate and conclude new provision to replace such invalid or unenforceable provision.
10.4 Unless otherwise stipulated, non-exercise or deferred exercise by either party of any rights, authority or privilege under this Agreement shall not be deemed as waiver of such rights, authority or privilege. And independent or partial exercise of any rights, authority or privilege shall not exclude the exercise of other rights, authority or privilege as well.
10.5 This Agreement constitutes the entire agreement concluded by the Parties regarding to the subject matters of cooperation program, and shall replace any previous or present, verbal or written agreements concluded by the Parties regarding to the subject matters of cooperation program. If the Parties’ previous promises or previous agreements signed by the Parties regarding to any matters under this Agreement do not comply with the provisions of this Agreement, this Agreement shall prevail.
10.6 The Parties shall additionally negotiate and confirm any issues not covered by this agreement.

Employee		SINA.com Technology (China) Co.Limited

Signature:	/s/	Authorized Representative:	/s/

4

Agreement on Authorization to Exercise Shareholder’s Voting Power
This agreement is concluded by and between the following parties on 18 (Day) 08 (Month) 2007 (Year) in Haidian District, Beijing:
Party A: B Wang (hereinafter referred to as “the Authorizer”)
Number of Identification Card:
Party B: SINA.com Technology (China) Co.Limited (hereinafter referred to as “Sina Company”)
Address: Room 1506, Ideal Int’l Mansion, No. 58, West Of North Forth Ring Rd., Haidian District, Beijing, China.
WHEREAS:
1.	The Authorizer holds 40% of stock rights of Shenzhen Wangxing Technology Co., Ltd. (hereinafter referred to as “Wangxing”) on the date of signing of this Agreement; and to hold above-mentioned stock rights, the Authorizer owns a debt of RMB 4,000,000 Yuan to Sina Company;

2.	The Authorizer is willing to authorize Sina Company full powers to exercise his entire shareholder’s voting power in his name in shareholders’ meetings of Wangxing; SINA COMPANY is willing to accept the above-mentioned authorization.
NOW, THEREFORE, after friendly consultation, the above parties conclude the following agreement regarding to the matters of authorization of shareholder’s voting power:
1. Authorization of Voting Power
1.1 The Authorizer hereby agrees to irrevocably authorize Sina Company, within the term of authorization provided by this Agreement and in the Authorizer’s name, to exercise all shareholder’s voting power enjoyed by the Authorizer according to law and Wangxing’s articles of association in Wangxing’s shareholders’ meetings. Such shareholder’s voting power includes, but not limits to, the following rights:
1)	to decide Wangxing’s management policy and investment plan;

2)	to elect and change Wangxing’s directors, and decide the matters regarding to director’s remuneration;

3)	to elect and change Wangxing’s supervisors, and decide the matters regarding to supervisor’s remuneration;

4)	to review and approve the reports of Wangxing’s board of directors;

5)	to review and approve supervisor’s reports;

6)	to review and approve Wangxing’s annual financial budget bill and the proposal of final accounts;

7)	to review and approve Wangxing’s profit distribution plan and the plan to make good deficits;

8)	to make decision on Wangxing’s increasing or decreasing registered capital;

9)	to make decision on Wangxing’s issue of corporate bonds;

10)	to make decision on Wangxing’s shareholder transferring his subscribed capital to the persons other than Wangxing’s shareholders;

11)	to make decision on Wangxing’s merger, separation, change of company’s form, dissolution and liquidation, etc.;

12)	to make decision on changing Wangxing’s business scope;

13)	to revise Wangxing’s articles of association;

14)	to decide to change the contents or nature of Wangxing’s business;

15)	to decide to make a loan to any third party or incur any debts in Wangxing’s name;

16)	to decide to sell Wangxing’s any assets or rights to any third party, including but not limited to intellectual property;

17)	to decide to set up any security rights against Wangxing’s any assets (including both tangible and intangible assets) whatsoever such security is for;

18)	to decide to assign the contracts signed by Wangxing to any third party; and

19)	to decide any other rights that may materially affect Wangxing’s rights, obligations, assets or management matters.

1

1.2 Sina Company agrees to accept the authorization contained in previous article made by the Authorizer and shall exercise such shareholder’s voting power in the Authorizer’s name according to the provisions of this Agreement.
2. Exercising of Voting Power
2.1 Within the term of authorization provided by this Agreement, the Authorizer’s entire shareholder’s voting power in Wangxing shall be authorized to Sina Company to exercise. Without Sina Company’s prior written consent, the Authorizer shall not, in the term of authorization, make any decision that may materially affect Wangxing’s rights, obligations, assets or management, shall not approve any plan that may materially affect Wangxing’s rights, obligations, assets or management, shall not conduct any other activities that may materially affect Wangxing’s rights, obligations, assets or management, and shall not exercise any his shareholder’s voting power in Wangxing by any other means.
2.2 If Sina Company requests the Authorizer to provide special written authorization document to Sina Company or any person appointed by Sina Company regarding to each specific matter, whether such request made prior to or after such matter, the Authorizer must provide before the matter occurs or provide in supplement after the matter occurs such written authorization document according to Sina Company’s specific request.
2.3 In relation to any matters agreed upon by Sina Company by exercising shareholder’s voting power, if necessary, Sina Company shall have the right to request the Authorizer to confirm by signing on the relevant decisions of shareholder’s meeting or other similar written documents.
2.4 The Authorizer affirms that Sina Company shall have the right to submandate the other party to exercise Sina Company’s any rights under this Agreement, and such submandate need not be approved by the Authorizer, but shall be notified to the Authorizer in advance.
2.5 Sina Company shall report to the Authorizer the situation of authorized matters at the time he deems proper. When this Agreement is terminated, Sina Company shall report the Authorizer the results of authorized matters.
3. Term of Authorization
3.1 The term of authorization of shareholder’s voting power under this Agreement shall be from the effective date of this Agreement to the date of Wangxing’s dissolution.
3.2 After consultation, the Parties agree that the term of authorization may be adjusted at any time in written form with specific regulations.
4. Remuneration of Authorization
Sina Company agrees that the Authorizer shall be exempt from paying any remuneration to Sina Company for authorized matters according to this Agreement.
5. Declaration and Guarantee
5.1 The Parties of this Agreement hereby represents, undertakes and guarantees to each other as follows:
1)	possess appropriate competence and power to conclude this Agreement;

2)	have capability to fulfill obligations under this Agreement;

3)	No performance of obligations under this Agreement is in breach of any restriction in legal documents that binds.
5.2 This Agreement, once being signed, shall constitute to both parties legal and effective obligations that can be enforced according to the provisions of this Agreement.
6. Liability for Breaching
6.1 Any Party’s direct or indirect violation of any provision of this Agreement, or non-performance or unduly and non-sufficient performance of his obligations under this Agreement shall constitute breach of this Agreement. The party that obeys this Agreement (“the observant party”) shall have the right to, by written notification, require the party in breach to rectify his nonperformance and take sufficient, effective and duly measures to eliminate the results of breach, and compensate the observant party’s damage caused by such breach.
6.2 After such breach occurs, if the observant party reasonably and objectively finds that such breach has resulted in impossibility or unfairness for it to perform obligations under this Agreement, the observant party shall be entitled to suspend

2

performing its relevant obligations under this Agreement with notice in writing giving to the party in breach, till the party in breach ceases nonperformance and takes sufficient, effective and duly measures to eliminate the results of breach, and compensates the observant party’s damage caused by such breach.
6.3 The party in breach compensating the observant party’s damage shall include the observant party’s direct economic loss, any anticipatable indirect loss and additional fee caused by breach. Such addition fee shall include, but not limit to, attorney fee, litigation or arbitration fee, finance expenditure and travel expense, and etc.
7. Force Majeure
7.1 “Force Majeure” shall mean any event out of the parties’ reasonable control, non-foreseeable, or unavoidable even has been foreseen and such event hinder, affect or delay any party’s performance of all or part of his obligations according to this Agreement. Such events include, but not limit to, government’s acts, natural disasters, war or any other similar events.
7.2 The party suffers Force Majeure may suspend performing his relevant obligations under this Agreement that are failed to be performed by the reason of Force Majeure till the effect of Force Majeure is eliminated, and shall not bear any liability of breach of this Agreement. But such party shall exert himself as much as possible to overcome such event and reduce its negative effects.
7.3 The suffering party from Force Majeure shall provide the other party with legal certifications of such event issued by the notary office (or other proper agency) of the area where the event occurs, which if fails, the other party may request the suffering party to bear any liability for breach according to the provisions of this Agreement.
8. Effectiveness, Modification and Termination
8.1 This Agreement shall enter into force from the date of signing and sealing by Parties and terminates when the term of authorization provided by this Agreement expires.
8.2 Prior to the expiration of this Agreement, if the Authorizer transfers all its stocks of Wangxing to Sina Company or other party agreed upon by Sina Company in written form in advance, the Authorizer shall not be bound by any provisions of this Agreement from the date of completing stock transfer. But the Authorizer shall notify the transferee in writing the existence of this Agreement during the transfer, and the transferee’s full consent to be bound by this Agreement shall be the precondition of transferring stock rights.
8.3 The Authorizer hereby irrevocably and permanently waives its right to rescind this Agreement at any time.
8.4 The Parties may modify and supplement this Agreement in written form with consents from both. Such modification and supplement signed by and between the Parties shall be part of this Agreement with equal legal effect to this Agreement.
8.5 The Authorizer hereby agrees that Sina Company shall have the right to terminate this Agreement from time to time without any reason by written notification rendered 10 days ahead and shall not bear any liability for breach.
8.6 Earlier termination of this Agreement shall not impose any effect upon the Parties’ rights and obligations occurred already according to this Agreement prior to the date of such termination.
9. Settlement of Dispute & Governing Law
9.1 The Parties shall settle with good faith all disputes regarding to interpretation and enforcement of any provisions of this Agreement by consultation.
9.2 The disputes that are failed to be resolved by consultation shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be in Beijing; and the language used in arbitration shall be Chinese. The decision of arbitration shall be final and binding upon both parties.
9.3 Laws and regulations of PRC shall be applied for conclusion, execution, interpretation and settlement of disputes concerning this agreement.
10. Miscellaneous
10.1 This agreement is made into one original with two copies, one for each party, both with equally legal effectiveness.
10.2 Titles and headlines contained in this Agreement are set for convenience to its readers only and shall not impose any effect upon interpretation of any provisions of this Agreement.

3

10.3 If any provision of this Agreement is entirely or partially invalid or unenforceable for the reason of violating laws or government regulations or other reasons, the affected part of such provision shall be deemed as deleted. But deleting the affected part of such provision shall not impose any effect upon the legal effect of other part of such provision and other provisions of this Agreement. The Parties shall negotiate and conclude new provision to replace such invalid or unenforceable provision.
10.4 Unless otherwise stipulated, non-exercise or deferred exercise by either party of any rights, authority or privilege under this Agreement shall not be deemed as waiver of such rights, authority or privilege. And independent or partial exercise of any rights, authority or privilege shall not exclude the exercise of other rights, authority or privilege as well.
10.5 This Agreement constitutes the entire agreement concluded by the Parties regarding to the subject matters of cooperation program, and shall replace any previous or present, verbal or written agreements concluded by the Parties regarding to the subject matters of cooperation program. If the Parties’ previous promises or previous agreements signed by the Parties regarding to any matters under this Agreement do not comply with the provisions of this Agreement, this Agreement shall prevail.
10.6 The Parties shall additionally negotiate and confirm any issues not covered by this agreement.

Employee		SINA.com Technology (China) Co.Limited

Signature:	/s/	Authorized Representative:	/s/

4

Agreement on Authorization to Exercise Shareholder’s Voting Power
This agreement is concluded by and between the following parties on 18 (Day) 08 (Month) 2007 (Year) in Haidian District, Beijing:
Party A: SL Zhang (hereinafter referred to as “the Authorizer”)
Number of Identification Card:
Party B: SINA.com Technology (China) Co.Limited (hereinafter referred to as “Sina Company”)
Address: Room 1506, Ideal Int’l Mansion, No. 58, West Of North Forth Ring Rd., Haidian District, Beijing, China.
WHEREAS:
1.	The Authorizer holds 30% of stock rights of Shenzhen Wangxing Technology Co., Ltd. (hereinafter referred to as “Wangxing”) on the date of signing of this Agreement; and to hold above-mentioned stock rights, the Authorizer owns a debt of RMB 3,000,000 Yuan to Sina Company;

2.	The Authorizer is willing to authorize Sina Company full powers to exercise his entire shareholder’s voting power in his name in shareholders’ meetings of Wangxing; SINA COMPANY is willing to accept the above-mentioned authorization.
NOW, THEREFORE, after friendly consultation, the above parties conclude the following agreement regarding to the matters of authorization of shareholder’s voting power:
1. Authorization of Voting Power
1.1The Authorizer hereby agrees to irrevocably authorize Sina Company, within the term of authorization provided by this Agreement and in the Authorizer’s name, to exercise all shareholder’s voting power enjoyed by the Authorizer according to law and Wangxing’s articles of association in Wangxing’s shareholders’ meetings. Such shareholder’s voting power includes, but not limits to, the following rights:
1)	to decide Wangxing’s management policy and investment plan;

2)	to elect and change Wangxing’s directors, and decide the matters regarding to director’s remuneration;

3)	to elect and change Wangxing’s supervisors, and decide the matters regarding to supervisor’s remuneration;

4)	to review and approve the reports of Wangxing’s board of directors;

5)	to review and approve supervisor’s reports;

6)	to review and approve Wangxing’s annual financial budget bill and the proposal of final accounts;

7)	to review and approve Wangxing’s profit distribution plan and the plan to make good deficits;

8)	to make decision on Wangxing’s increasing or decreasing registered capital;

9)	to make decision on Wangxing’s issue of corporate bonds;

10)	to make decision on Wangxing’s shareholder transferring his subscribed capital to the persons other than Wangxing’s shareholders;

11)	to make decision on Wangxing’s merger, separation, change of company’s form, dissolution and liquidation, etc.;

12)	to make decision on changing Wangxing’s business scope;

13)	to revise Wangxing’s articles of association;

14)	to decide to change the contents or nature of Wangxing’s business;

15)	to decide to make a loan to any third party or incur any debts in Wangxing’s name;

16)	to decide to sell Wangxing’s any assets or rights to any third party, including but not limited to intellectual property;

17)	to decide to set up any security rights against Wangxing’s any assets (including both tangible and intangible assets) whatsoever such security is for;

18)	to decide to assign the contracts signed by Wangxing to any third party; and

19)	to decide any other rights that may materially affect Wangxing’s rights, obligations, assets or management matters.
1.2 Sina Company agrees to accept the authorization contained in previous article made by the Authorizer and shall exercise such shareholder’s voting power in the Authorizer’s name according to the provisions of this Agreement.
2. Exercising of Voting Power
2.1 Within the term of authorization provided by this Agreement, the Authorizer’s entire shareholder’s voting power in Wangxing shall be authorized to Sina Company to exercise. Without Sina Company’s prior written consent, the Authorizer shall not, in the term of authorization, make any decision that may materially affect Wangxing’s rights, obligations, assets or management, shall not approve any plan that may materially affect Wangxing’s rights, obligations, assets or management, shall not conduct any other activities that may materially affect Wangxing’s rights, obligations, assets or management, and shall not exercise any his shareholder’s voting power in Wangxing by any other means.
2.2 If Sina Company requests the Authorizer to provide special written authorization document to Sina Company or any person appointed by Sina Company regarding to each specific matter, whether such request made prior to or after such matter, the Authorizer must provide before the matter occurs or provide in supplement after the matter occurs such written authorization document according to Sina Company’s specific request.
2.3 In relation to any matters agreed upon by Sina Company by exercising shareholder’s voting power, if necessary, Sina Company shall have the right to request the Authorizer to confirm by signing on the relevant decisions of shareholder’s meeting or other similar written documents.
2.4 The Authorizer affirms that Sina Company shall have the right to submandate the other party to exercise Sina Company’s any rights under this Agreement, and such submandate need not be approved by the Authorizer, but shall be notified to the Authorizer in advance.
2.5 Sina Company shall report to the Authorizer the situation of authorized matters at the time he deems proper. When this Agreement is terminated, Sina Company shall report the Authorizer the results of authorized matters.
3. Term of Authorization
3.1 The term of authorization of shareholder’s voting power under this Agreement shall be from the effective date of this Agreement to the date of Wangxing’s dissolution.
3.2 After consultation, the Parties agree that the term of authorization may be adjusted at any time in written form with specific regulations.
4. Remuneration of Authorization
Sina Company agrees that the Authorizer shall be exempt from paying any remuneration to Sina Company for authorized matters according to this Agreement.
5. Declaration and Guarantee
5.1 The Parties of this Agreement hereby represents, undertakes and guarantees to each other as follows:
1)	possess appropriate competence and power to conclude this Agreement;

2)	have capability to fulfill obligations under this Agreement;

3)	No performance of obligations under this Agreement is in breach of any restriction in legal documents that binds.
5.2 This Agreement, once being signed, shall constitute to both parties legal and effective obligations that can be enforced according to the provisions of this Agreement.
6. Liability for Breaching
6.1 Any Party’s direct or indirect violation of any provision of this Agreement, or non-performance or unduly and non-sufficient performance of his obligations under this Agreement shall constitute breach of this Agreement. The party that obeys this Agreement (“the observant party”) shall have the right to, by written notification, require the party in breach to rectify his nonperformance and take sufficient, effective and duly measures to eliminate the results of breach, and compensate the observant party’s damage caused by such breach.
6.2 After such breach occurs, if the observant party reasonably and objectively finds that such breach has resulted in impossibility or unfairness for it to perform obligations under this Agreement, the observant party shall be entitled to suspend performing its relevant obligations under this Agreement with notice in writing giving to the party in breach, till the party in breach ceases nonperformance and takes sufficient, effective and duly measures to eliminate the results of breach, and compensates the observant party’s damage caused by such breach.
6.3 The party in breach compensating the observant party’s damage shall include the observant party’s direct economic loss, any anticipatable indirect loss and additional fee caused by breach. Such addition fee shall include, but not limit to, attorney fee, litigation or arbitration fee, finance expenditure and travel expense, and etc.
7. Force Majeure
7.1 “Force Majeure” shall mean any event out of the parties’ reasonable control, non-foreseeable, or unavoidable even has been foreseen and such event hinder, affect or delay any party’s performance of all or part of his obligations according to this Agreement. Such events include, but not limit to, government’s acts, natural disasters, war or any other similar events.
7.2 The party suffers Force Majeure may suspend performing his relevant obligations under this Agreement that are failed to be performed by the reason of Force Majeure till the effect of Force Majeure is eliminated, and shall not bear any liability of breach of this Agreement. But such party shall exert himself as much as possible to overcome such event and reduce its negative effects.
7.3 The suffering party from Force Majeure shall provide the other party with legal certifications of such event issued by the notary office (or other proper agency) of the area where the event occurs, which if fails, the other party may request the suffering party to bear any liability for breach according to the provisions of this Agreement.
8. Effectiveness, Modification and Termination
8.1 This Agreement shall enter into force from the date of signing and sealing by Parties and terminates when the term of authorization provided by this Agreement expires.
8.2 Prior to the expiration of this Agreement, if the Authorizer transfers all its stocks of Wangxing to Sina Company or other party agreed upon by Sina Company in written form in advance, the Authorizer shall not be bound by any provisions of this Agreement from the date of completing stock transfer. But the Authorizer shall notify the transferee in writing the existence of this Agreement during the transfer, and the transferee’s full consent to be bound by this Agreement shall be the precondition of transferring stock rights.
8.3 The Authorizer hereby irrevocably and permanently waives its right to rescind this Agreement at any time.
8.4 The Parties may modify and supplement this Agreement in written form with consents from both. Such modification and supplement signed by and between the Parties shall be part of this Agreement with equal legal effect to this Agreement.
8.5 The Authorizer hereby agrees that Sina Company shall have the right to terminate this Agreement from time to time without any reason by written notification rendered 10 days ahead and shall not bear any liability for breach.
8.6 Earlier termination of this Agreement shall not impose any effect upon the Parties’ rights and obligations occurred already according to this Agreement prior to the date of such termination.
9. Settlement of Dispute & Governing Law
9.1 The Parties shall settle with good faith all disputes regarding to interpretation and enforcement of any provisions of this Agreement by consultation.
9.2 The disputes that are failed to be resolved by consultation shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be in Beijing; and the language used in arbitration shall be Chinese. The decision of arbitration shall be final and binding upon both parties.
9.3 Laws and regulations of PRC shall be applied for conclusion, execution, interpretation and settlement of disputes concerning this agreement.
10. Miscellaneous
10.1 This agreement is made into one original with two copies, one for each party, both with equally legal effectiveness.

10.2 Titles and headlines contained in this Agreement are set for convenience to its readers only and shall not impose any effect upon interpretation of any provisions of this Agreement.
10.3 If any provision of this Agreement is entirely or partially invalid or unenforceable for the reason of violating laws or government regulations or other reasons, the affected part of such provision shall be deemed as deleted. But deleting the affected part of such provision shall not impose any effect upon the legal effect of other part of such provision and other provisions of this Agreement. The Parties shall negotiate and conclude new provision to replace such invalid or unenforceable provision.
10.4 Unless otherwise stipulated, non-exercise or deferred exercise by either party of any rights, authority or privilege under this Agreement shall not be deemed as waiver of such rights, authority or privilege. And independent or partial exercise of any rights, authority or privilege shall not exclude the exercise of other rights, authority or privilege as well.
10.5 This Agreement constitutes the entire agreement concluded by the Parties regarding to the subject matters of cooperation program, and shall replace any previous or present, verbal or written agreements concluded by the Parties regarding to the subject matters of cooperation program. If the Parties’ previous promises or previous agreements signed by the Parties regarding to any matters under this Agreement do not comply with the provisions of this Agreement, this Agreement shall prevail.
10.6 The Parties shall additionally negotiate and confirm any issues not covered by this agreement.

Employee		SINA.com Technology (China) Co.Limited

Signature:	/s/	Authorized Representative:	/s/

Agreement on Authorization to Exercise Shareholder’s Voting Power
This agreement is concluded by and between the following parties on 18 (Day) 08 (Month) 2007 (Year) in Haidian District, Beijing:
Party A: W Li (hereinafter referred to as “the Authorizer”)
Number of Identification Card:
Party B: SINA.com Technology (China) Co.Limited (hereinafter referred to as “Sina Company”)
Address: Room 1506, Ideal Int’l Mansion, No. 58, West Of North Forth Ring Rd., Haidian District, Beijing, China.
WHEREAS:
1.	The Authorizer holds 30% of stock rights of Shenzhen Wangxing Technology Co., Ltd. (hereinafter referred to as “Wangxing”) on the date of signing of this Agreement; and to hold above-mentioned stock rights, the Authorizer owns a debt of RMB 3,000,000 Yuan to Sina Company;

2.	The Authorizer is willing to authorize Sina Company full powers to exercise his entire shareholder’s voting power in his name in shareholders’ meetings of Wangxing; SINA COMPANY is willing to accept the above-mentioned authorization.
NOW, THEREFORE, after friendly consultation, the above parties conclude the following agreement regarding to the matters of authorization of shareholder’s voting power:
1. Authorization of Voting Power
1.1The Authorizer hereby agrees to irrevocably authorize Sina Company, within the term of authorization provided by this Agreement and in the Authorizer’s name, to exercise all shareholder’s voting power enjoyed by the Authorizer according to law and Wangxing’s articles of association in Wangxing’s shareholders’ meetings. Such shareholder’s voting power includes, but not limits to, the following rights:
1)	to decide Wangxing’s management policy and investment plan;

2)	to elect and change Wangxing’s directors, and decide the matters regarding to director’s remuneration;

3)	to elect and change Wangxing’s supervisors, and decide the matters regarding to supervisor’s remuneration;

4)	to review and approve the reports of Wangxing’s board of directors;

5)	to review and approve supervisor’s reports;

6)	to review and approve Wangxing’s annual financial budget bill and the proposal of final accounts;

7)	to review and approve Wangxing’s profit distribution plan and the plan to make good deficits;

8)	to make decision on Wangxing’s increasing or decreasing registered capital;

9)	to make decision on Wangxing’s issue of corporate bonds;

10)	to make decision on Wangxing’s shareholder transferring his subscribed capital to the persons other than Wangxing’s shareholders;

11)	to make decision on Wangxing’s merger, separation, change of company’s form, dissolution and liquidation, etc.;

12)	to make decision on changing Wangxing’s business scope;

13)	to revise Wangxing’s articles of association;

14)	to decide to change the contents or nature of Wangxing’s business;

15)	to decide to make a loan to any third party or incur any debts in Wangxing’s name;

16)	to decide to sell Wangxing’s any assets or rights to any third party, including but not limited to intellectual property;

17)	to decide to set up any security rights against Wangxing’s any assets (including both tangible and intangible assets) whatsoever such security is for;

18)	to decide to assign the contracts signed by Wangxing to any third party; and

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19)	to decide any other rights that may materially affect Wangxing’s rights, obligations, assets or management matters.
1.2 Sina Company agrees to accept the authorization contained in previous article made by the Authorizer and shall exercise such shareholder’s voting power in the Authorizer’s name according to the provisions of this Agreement.
2. Exercising of Voting Power
2.1 Within the term of authorization provided by this Agreement, the Authorizer’s entire shareholder’s voting power in Wangxing shall be authorized to Sina Company to exercise. Without Sina Company’s prior written consent, the Authorizer shall not, in the term of authorization, make any decision that may materially affect Wangxing’s rights, obligations, assets or management, shall not approve any plan that may materially affect Wangxing’s rights, obligations, assets or management, shall not conduct any other activities that may materially affect Wangxing’s rights, obligations, assets or management, and shall not exercise any his shareholder’s voting power in Wangxing by any other means.
2.2 If Sina Company requests the Authorizer to provide special written authorization document to Sina Company or any person appointed by Sina Company regarding to each specific matter, whether such request made prior to or after such matter, the Authorizer must provide before the matter occurs or provide in supplement after the matter occurs such written authorization document according to Sina Company’s specific request.
2.3 In relation to any matters agreed upon by Sina Company by exercising shareholder’s voting power, if necessary, Sina Company shall have the right to request the Authorizer to confirm by signing on the relevant decisions of shareholder’s meeting or other similar written documents.
2.4 The Authorizer affirms that Sina Company shall have the right to submandate the other party to exercise Sina Company’s any rights under this Agreement, and such submandate need not be approved by the Authorizer, but shall be notified to the Authorizer in advance.
2.5 Sina Company shall report to the Authorizer the situation of authorized matters at the time he deems proper. When this Agreement is terminated, Sina Company shall report the Authorizer the results of authorized matters.
3. Term of Authorization
3.1 The term of authorization of shareholder’s voting power under this Agreement shall be from the effective date of this Agreement to the date of Wangxing’s dissolution.
3.2 After consultation, the Parties agree that the term of authorization may be adjusted at any time in written form with specific regulations.
4. Remuneration of Authorization
Sina Company agrees that the Authorizer shall be exempt from paying any remuneration to Sina Company for authorized matters according to this Agreement.
5. Declaration and Guarantee
5.1 The Parties of this Agreement hereby represents, undertakes and guarantees to each other as follows:
1)	possess appropriate competence and power to conclude this Agreement;

2)	have capability to fulfill obligations under this Agreement;

3)	No performance of obligations under this Agreement is in breach of any restriction in legal documents that binds.
5.2 This Agreement, once being signed, shall constitute to both parties legal and effective obligations that can be enforced according to the provisions of this Agreement.
6. Liability for Breaching
6.1 Any Party’s direct or indirect violation of any provision of this Agreement, or non-performance or unduly and non-sufficient performance of his obligations under this Agreement shall constitute breach of this Agreement. The party that obeys this Agreement (“the observant party”) shall have the right to, by written notification, require the party in breach to rectify his nonperformance and take sufficient, effective and duly measures to eliminate the results of breach, and compensate the observant party’s damage caused by such breach.
6.2 After such breach occurs, if the observant party reasonably and objectively finds that such breach has resulted in

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impossibility or unfairness for it to perform obligations under this Agreement, the observant party shall be entitled to suspend performing its relevant obligations under this Agreement with notice in writing giving to the party in breach, till the party in breach ceases nonperformance and takes sufficient, effective and duly measures to eliminate the results of breach, and compensates the observant party’s damage caused by such breach.
6.3 The party in breach compensating the observant party’s damage shall include the observant party’s direct economic loss, any anticipatable indirect loss and additional fee caused by breach. Such addition fee shall include, but not limit to, attorney fee, litigation or arbitration fee, finance expenditure and travel expense, and etc.
7. Force Majeure
7.1 “Force Majeure” shall mean any event out of the parties’ reasonable control, non-foreseeable, or unavoidable even has been foreseen and such event hinder, affect or delay any party’s performance of all or part of his obligations according to this Agreement. Such events include, but not limit to, government’s acts, natural disasters, war or any other similar events.
7.2 The party suffers Force Majeure may suspend performing his relevant obligations under this Agreement that are failed to be performed by the reason of Force Majeure till the effect of Force Majeure is eliminated, and shall not bear any liability of breach of this Agreement. But such party shall exert himself as much as possible to overcome such event and reduce its negative effects.
7.3 The suffering party from Force Majeure shall provide the other party with legal certifications of such event issued by the notary office (or other proper agency) of the area where the event occurs, which if fails, the other party may request the suffering party to bear any liability for breach according to the provisions of this Agreement.
8. Effectiveness, Modification and Termination
8.1 This Agreement shall enter into force from the date of signing and sealing by Parties and terminates when the term of authorization provided by this Agreement expires.
8.2 Prior to the expiration of this Agreement, if the Authorizer transfers all its stocks of Wangxing to Sina Company or other party agreed upon by Sina Company in written form in advance, the Authorizer shall not be bound by any provisions of this Agreement from the date of completing stock transfer. But the Authorizer shall notify the transferee in writing the existence of this Agreement during the transfer, and the transferee’s full consent to be bound by this Agreement shall be the precondition of transferring stock rights.
8.3 The Authorizer hereby irrevocably and permanently waives its right to rescind this Agreement at any time.
8.4 The Parties may modify and supplement this Agreement in written form with consents from both. Such modification and supplement signed by and between the Parties shall be part of this Agreement with equal legal effect to this Agreement.
8.5 The Authorizer hereby agrees that Sina Company shall have the right to terminate this Agreement from time to time without any reason by written notification rendered 10 days ahead and shall not bear any liability for breach.
8.6 Earlier termination of this Agreement shall not impose any effect upon the Parties’ rights and obligations occurred already according to this Agreement prior to the date of such termination.
9. Settlement of Dispute & Governing Law
9.1 The Parties shall settle with good faith all disputes regarding to interpretation and enforcement of any provisions of this Agreement by consultation.
9.2 The disputes that are failed to be resolved by consultation shall be referred to China International Economic and Trade Arbitration Committee for arbitration according to its existing arbitration rules. The place of arbitration shall be in Beijing; and the language used in arbitration shall be Chinese. The decision of arbitration shall be final and binding upon both parties.
9.3 Laws and regulations of PRC shall be applied for conclusion, execution, interpretation and settlement of disputes concerning this agreement.
10. Miscellaneous
10.1 This agreement is made into one original with two copies, one for each party, both with equally legal effectiveness.

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10.2 Titles and headlines contained in this Agreement are set for convenience to its readers only and shall not impose any effect upon interpretation of any provisions of this Agreement.
10.3 If any provision of this Agreement is entirely or partially invalid or unenforceable for the reason of violating laws or government regulations or other reasons, the affected part of such provision shall be deemed as deleted. But deleting the affected part of such provision shall not impose any effect upon the legal effect of other part of such provision and other provisions of this Agreement. The Parties shall negotiate and conclude new provision to replace such invalid or unenforceable provision.
10.4 Unless otherwise stipulated, non-exercise or deferred exercise by either party of any rights, authority or privilege under this Agreement shall not be deemed as waiver of such rights, authority or privilege. And independent or partial exercise of any rights, authority or privilege shall not exclude the exercise of other rights, authority or privilege as well.
10.5 This Agreement constitutes the entire agreement concluded by the Parties regarding to the subject matters of cooperation program, and shall replace any previous or present, verbal or written agreements concluded by the Parties regarding to the subject matters of cooperation program. If the Parties’ previous promises or previous agreements signed by the Parties regarding to any matters under this Agreement do not comply with the provisions of this Agreement, this Agreement shall prevail.
10.6 The Parties shall additionally negotiate and confirm any issues not covered by this agreement.

Employee		SINA.com Technology (China) Co.Limited

Signature:	/s/	Authorized Representative:	/s/

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